LifePoints® Funds

Retirement Distribution Series

PROSPECTUS

RETIREMENT DISTRIBUTION FUND I – A SHARES

ACCELERATED DISTRIBUTION FUND I – A SHARES

EXTENDED DISTRIBUTION FUND I – A SHARES

PROSPECTUS DATED NOVEMBER 21, 2007,

As supplemented through November 29, 2007

The Funds seek to provide a stated annual target distribution for a specific number of years. The annual target distribution will consist of income and capital gains, and may include a return of capital. The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution of assets during retirement.

909 A STREET, TACOMA, WA 98402 • 800-787-7354

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

RISK/RETURN SUMMARY

Investment Objective

Each of the following Russell Investment Company (“RIC”) LifePoints Funds (the “Funds”) has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective.

Retirement Distribution Fund I –A Shares (the “Retirement Distribution Fund”)

The Fund primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

Accelerated Distribution Fund I – A Shares (the “Accelerated Distribution Fund”)	The Fund seeks to provide a stated annual target distribution for 10 years from its inception.

Extended Distribution Fund I – A Shares (the “Extended Distribution Fund”)

The Fund primarily seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution or “decumulation” of assets during retirement.

The Funds seek to provide a stated annual target distribution for a specific number of years.

Principal Investment Strategies

Each of the Funds discussed in this Prospectus is a “fund of funds,” and seeks to achieve its objective primarily by investing in the Class S Shares of several other RIC funds (the “Underlying Funds”) representing various asset classes.

The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution (or “decumulation”) of assets during retirement.

The Funds seek to provide a stated annual target distribution for a specific number of years from a Fund’s inception (the “Term”). The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years as you will hold more shares after you re-invest the Distribution Overage.

The Funds have different Terms, initial payout ratios (target distribution per share divided by net asset value per share) and objectives. To choose which Fund may be right for you, see “Choosing a Fund”.

In general, if a Fund has investment performance above the performance assumptions in the investment model, the Fund’s investments will shift into asset classes with higher risk and higher potential return. Conversely, investment performance below performance assumptions in the investment model will generally cause a Fund’s portfolio to shift toward a more conservative asset allocation to increase the probability of meeting the Fund’s primary objective of paying its stated target distributions. However, if investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions. For more information, please refer to the section “Investments of the Funds” below.

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Target Distributions and Return of Capital

The Funds seek to provide steady, predictable, but not guaranteed, distributions.

The Accelerated Distribution Fund has a higher initial payout ratio (target distribution per share divided by net asset value per share) than the Retirement Distribution Fund or the Extended Distribution Fund. Because a Fund’s net asset value (“NAV”) changes daily, a Fund’s payout ratio will change on a daily basis. To calculate the number of shares you should buy, see “Determining How Many Shares to Buy”.

The Funds’ distribution policy, which may be modified at any time by the Board of Trustees, is to distribute to shareholders the target distributions specified in the table below.

The Funds may not have sufficient income from dividends and interest, short-term realized capital gains and long-term realized capital gains to pay their target distributions. If this occurs, the Funds’ policy of paying consistent distributions may result in a return of capital to shareholders. This means you will receive a portion of your investment back as part or all of the annual target distribution. A return of capital is not taxed at the time of a distribution but it results in a reduction in the tax basis of your shares. For more information on return of capital, please refer to the section “Dividends and Distributions” and to Appendix A for an illustration of the impact of a return of capital.

If a Fund commences operations later in a calendar year of if you buy your shares later in a calendar year, a portion of the annual target distribution may be attributable to income or net gains that the Fund and/or the Underlying Funds earned prior to your purchase of shares. In such a case, you would generally be taxed on the distribution of such earnings.

In order for you to receive your expected aggregate annual target distributions, you must reinvest all “Distribution Overages” as described below under “Distribution Overages and Annual Reduction of Target Distribution Per Share.”

The following table sets forth the initial target distributions for the Funds. As described below under “Distribution Overages and Annual Adjustment to Target Distribution,” the target distribution per share will be reduced in future years to adjust for any previous Distribution Overages that have been made. The Prospectus will be supplemented to reflect any change in target distribution amount.

Annual Target Distributions:

Retirement Distribution Fund	$0.70 per share per year payable annually based upon an initial net asset value per share of $10.00

Accelerated Distribution Fund	$1.00 per share per year payable annually based upon an initial net asset value per share of $10.00

Extended Distribution Fund	$0.60 per share per year payable annually based upon an initial net asset value per share of $10.00

These distributions are not guaranteed and may include a return of capital.

Distribution Overages and Annual Reduction of Target Distribution Per Share

The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years. Any

The distributions are not guaranteed.

A Fund’s payout ratio will change on a daily basis.

The target annual distribution may include a return of capital. This means you could receive a portion of your investment back as part or all of an annual distribution.

The target distributions per share will be reduced in future years to adjust for any Distribution Overages.

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distributions in excess of the stated target distributions are referred to in this Prospectus as “Distribution Overages”.

Required Tax Distributions include the following:

Income	plus short-term realized capital gains plus long-term realized capital gains

Where Required Tax Distributions are greater than the annual target distribution, Distribution Overages are computed as follows:

Required	Tax Distributions less target annual distribution

To the extent that a Fund makes Distribution Overages over and above the stated target distributions in a particular year, the Fund will reduce its per share target distribution for subsequent years. If you immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares. For this reason, the Funds recommend that shareholders reinvest all Distribution Overages. You may elect not to reinvest your Distribution Overages in the Funds but to invest Distribution Overages elsewhere. However, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same aggregate distribution from this Fund in subsequent years. You will own the same number of shares but the Fund will make distributions at a reduced amount per share. Therefore, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, your aggregate distribution will decrease.

Please see Appendix A for an example of how the Funds will calculate their reduced per share distributions for the subsequent year and for an example of how your annual distribution will vary if you do not immediately reinvest all Distribution Overages.

For additional information on the Funds’ distributions policies please refer to the section “Dividends and Distributions”.

Investments of the Funds

Each Fund seeks to achieve its objective primarily by investing in the Underlying Funds using a dynamic asset allocation investment strategy. The RIC Underlying Funds currently include the Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Short Duration Bond, Multistrategy Bond, Real Estate Securities, Emerging Markets and Money Market Funds. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (US equity, non-US equity, fixed income, real estate and cash) is represented by an Underlying Fund. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all of the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

The dynamic asset allocation investment strategy used by each Fund to allocate assets among the Underlying Funds is determined pursuant to a quantitative model. While each fund uses the same quantitative model, the model will result in a different asset allocation for each Fund depending upon the value of the factors considered by the model. These factors are the future distributions to be made by a Fund, the per share NAV of a Fund and the time remaining until the end of a Fund’s 10-year or 20-year term. The model is run at the end of each trading day to determine the appropriate asset class allocation. A proprietary formula is then used to determine the appropriate allocation to each Underlying Fund. If the application of this formula yields an asset allocation that exceeds specified tolerance levels, a Fund’s allocation to the Underlying Funds is changed.

The model will generally result in the following allocation changes. If a Fund has investment performance above the performance assumptions in the investment model, the Fund’s investments will shift into Underlying Funds with higher risk and higher potential

In order for you to receive your expected aggregate annual target distributions, you must reinvest “Distribution Overages”.

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return. This is because the Fund will have more assets from which to make its target distributions, making it more likely that a Fund will be able to meet its objective of providing a stated annual target distribution. This more aggressive asset allocation is intended to maximize investment return over the remaining life of a Fund and, in the case of the Retirement Distribution Fund and the Extended Distribution Fund, to increase those Funds’ ability to meet their secondary objective of preservation of a portion of capital initially invested. Conversely, investment performance below performance assumptions in the investment model will generally cause a Fund’s portfolio to shift toward a more conservative asset allocation to increase the probability of meeting the Fund’s primary objective of paying its stated target distributions. However, if investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.

The Funds may also invest in fixed income securities issued or guaranteed by the US government or by its agencies and instrumentalities and in index and currency futures and options. It is expected that as a Fund draws near to the end of its 10-year or 20-year term, it may be more effective for the Fund to invest in index and currency futures and options rather than investing in shares of the Underlying Funds. A Fund may use derivatives such as index and currency futures and options as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage or speculative purposes.

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Principal Risks

You should consider the following factors before investing in a Fund:

•	An investment in a Fund, like any investment, has risks. The value of each Fund fluctuates, and you could lose money.

•

Investors who purchase shares in the subsequent years after a Fund’s commencement of operations may not receive the same results as investors who purchase shares during the initial investment period. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period. Consequently, the Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

•

Neither the Funds nor Russell Investment Management Company (“RIMCo”) can offer any assurance that a Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of a Fund to make its target distribution as well as the amount of your initial investment that will remain at the end of a Fund’s 10-year or 20-year term.

•

Each Fund intends to make its target distribution each year, whether or not the Fund realizes income and capital gains sufficient to pay these distributions. To the extent that income and capital gains are insufficient to fund the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Retirement Distribution Fund and the Extended Distribution Fund achieving their secondary objective of preservation of a portion of the capital initially invested.

•

Each Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate prior to the end of its Term.

•

If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk to increase the likelihood that the Fund can make its target distributions.

•

Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies.

•

A Fund is exposed, through the Underlying Funds, to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For further detail on the risks summarized below, please refer to the section “Risks.”

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The Funds are exposed, through the Underlying Funds, to the risks associated with the multi-manager approach to investing. The investment styles employed by the Underlying Funds’ managers may not be complementary, and the use of a multi-manager approach could result in the Underlying Funds holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with security selection. The securities chosen by RIMCo or a money manager to be in an Underlying Fund’s portfolio may decline in value. Security selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with equity securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•

The Funds’ exposure, through the Underlying Funds, to international investments subjects the Funds to risks posed by political or economic conditions and regulatory requirements of a particular country which may be less stable or mature than in the US.

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•

The Funds are exposed, through the Underlying Funds, to the risks associated with fixed-income securities. Prices of fixed-income securities, including those issued or guaranteed by the US government, rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks. Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. No assurance can be given that the US government will provide financial support to certain US government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, US government obligations may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with fixed-income securities, including mortgage-backed securities. The Funds are primarily exposed, through the Underlying Funds, to debt securities that are rated investment grade as determined by one or more nationally recognized securities rating organizations. However, the Funds may be exposed, through the Underlying Funds, to debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or to unrated securities judged by an Underlying Fund to be of comparable quality. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default.

•	The Funds are exposed, through the Underlying Funds, to the risks associated with high-yield or “junk bonds.”

•

The Funds may invest in derivatives to gain exposure to certain markets. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired.

•	An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

The officers and Trustees of the Funds presently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Funds and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Funds and to the Underlying Funds.

•

These are new Funds without operating history, which may result in additional risk. There can be no assurance that the Funds will grow to an economically viable size, in which case the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon, and risk tolerance before investing in any Fund.

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Other Important Considerations

Not a Complete Solution. The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including what your income or cash flow needs will be, how long you estimate you will need that income or cash flow, what other sources of income or cash flow you may have and, if you are purchasing shares of a Fund in an IRA account, whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions once you reach age 70 1/2.

You should consult your own financial and/or tax advisor to determine whether these Funds are an appropriate investment for you.

End of Term. Once a Fund has reached the end of its 10-year or 20-year Term, that Fund may, depending on the facts and circumstances at the time and contingent upon any required Board approval, be merged into another fund and it will no longer make its target distributions. If a Fund is not merged into another fund, it will no longer make its target distributions and the Fund will liquidate and distribute its remaining assets to shareholders. The Board may liquidate or merge a Fund without shareholder approval.

Early Fund Liquidation. Additionally, a Fund may be liquidated prior to the end of its 10-year or 20-year Term if the assets of that Fund are not sufficient to sustain the continued operations of that Fund or if investment performance is substantially below assumptions in the investment model resulting in a Fund not being able to meet its investment objective(s). If this happens, you will stop receiving the target distributions and the Fund will distribute its remaining assets to shareholders. The Board may liquidate a Fund without shareholder approval.

Buying Shares subsequent to the year a Fund commenced operations. The Term of a Fund is measured from the date the Fund commences operations, not when you purchase shares of a Fund. The Funds are designed primarily for investors who purchase shares in the first few years following the inception of the Funds.

The Funds commenced operation in 2008. If you buy Shares in subsequent years, you will receive distributions for a shorter period of time than shareholders who purchased their shares earlier. You will also have a different payout ratio and percentage of your initial investment remaining at the end of the Term, which may be lower or higher than if your shares had been purchased earlier.

Diversification. Each Fund is a “nondiversified” investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds), and therefore may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, each of the Underlying Funds in which the Funds invest, except the Real Estate Securities Fund, is a diversified investment company, and therefore the Funds are not subject to the risks of greater market fluctuation and price volatility normally associated with nondiversified investment companies.

Direct Investment in the Underlying Funds. You may invest directly in the Underlying Funds in which the Funds invest. However, because of the Funds’ proprietary dynamic asset allocation investment model, investors who invest directly in the Underlying Funds will not be able to replicate the Funds’ investment objectives or strategies.

Funds May Close to New Investors. A Fund may close to new investors under certain circumstances, including, but not limited to, the following: 1) if the net asset value of the Fund becomes so large due to strong market returns that the payout ratio becomes so small as to no longer be meaningful, or 2) if the net asset value of the Fund becomes too low relative to the remaining distributions that there would be a significant risk that future distributions would not be made. Additionally, if a new RIC target distribution fund is launched with a new ten or twenty year term, a Fund may be closed as well. The Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

You should consult your own financial and/or tax advisor to determine whether these Funds are an appropriate investment for you.

A Fund may be liquidated prior to the end of its Term. If this happens you will stop receiving the target distributions.

The Funds commenced operations in 2008. If you buy Shares in subsequent years, you will receive distributions for a shorter period of time than shareholders who purchased their shares earlier.

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Choosing a Fund

Choosing a Fund Based on its Investment Objective and Strategy

Each Fund is managed pursuant to the same quantitative model and employs the same dynamic asset allocation investment strategies. However, the model will result in a different asset allocation for each Fund depending upon the value of the factors considered by the model. These factors are the future distributions to be made by a Fund, the per share NAV of a Fund, and the time remaining until the end of a Fund’s 10-year or 20-year term. The allocation of the Funds to the Underlying Funds is determined by this model. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

When selecting a Fund, you must consider how important preservation of capital is to you. The Retirement Distribution Fund and the Extended Distribution Fund are managed with the secondary objective of seeking preservation of a portion of the capital initially invested and RIMCo expects, but cannot guarantee, that a significant portion of your initial investment will remain at the end of the term of those two Funds.

Secondly, you should consider the time period during which you seek to receive distributions. The Retirement Distribution Fund and the Accelerated Distribution Fund seek to provide a stated annual target distribution for 10 years from their inception. The Extended Distribution Fund seeks to provide a stated annual target distribution for 20 years from its inception.

Finally, if you have chosen a Fund that seeks to provide a stated annual target distribution for 10 years from its inception, you must decide whether you prefer an accelerated (higher initial payout ratio) or non-accelerated (lower initial payout ratio) target distribution, bearing in mind that this will have an impact on the amount of your initial investment that may remain at the end of the period. If you seek a higher payout ratio (target distribution per share divided by net asset value per share), you would consider an accelerated target distribution strategy. If you seek the possibility of more of your initial investment remaining at the end of the Fund’s ten year term, you would consider a non-accelerated target distribution strategy. Although the Accelerated Distribution Fund is not managed with the secondary objective of preserving a portion of your initial investment, RIMCo expects, but cannot guarantee, that a portion of your initial investment will remain at the end of the term of the Accelerated Distribution Fund.

These differences are illustrated by the table below:

Fund	Secondary Objective of Capital Preservation	Distribution Term	Payout Ratio[1]
Retirement Distribution Fund	Yes	10 Years	Non-Accelerated
Accelerated Distribution Fund	No	10 Years	Accelerated
Extended Distribution Fund	Yes	20 Years	Non-Accelerated

1	The payout ratio is equal to the target distribution per share divided by the net asset value per share. Because a Fund’s net asset value per share changes daily, each Fund’s payout ratio will change daily. An accelerated payout ratio means a faster distribution (or “decumulation”) of assets. RIMCo expects that an accelerated payout ratio will result in less of your initial investment remaining at the end of a Fund’s Term.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

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Determining How Many Shares to Buy

Once you have selected a Fund, you must then decide how many shares of that Fund you wish to purchase. First, determine the annual distribution amount that you wish to receive. Next, divide that amount by the per share annual target distribution amount of your selected Fund specified above to determine the number of shares you should purchase. Multiply the number of shares by the current NAV per share to determine your initial investment amount. You will need to take into account the front-end sales charges that you will pay. An example of this calculation is set forth in Appendix B. If you would like assistance with this calculation, please contact your Financial Intermediary.

Performance

Because the Funds are new, performance history and average annual returns for these Funds are not included in this Prospectus. Performance history and average annual returns for all Funds will be available after each Fund has been in operation for one calendar year.

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Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)		Redemption Fees**	Exchange Fees
All Funds	5.75%	None	1.00	%*	None	None

*	There is a 1.00% deferred sales charge on redemptions you make within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor.

**	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

Shareholders in a Fund bear indirectly the proportionate expenses of the Underlying Funds in which the Fund invests. The Funds’ Net Annual Fund Operating Expenses ratios in the table below are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which they invest. These Net Annual Fund Operating Expenses ratios may be higher or lower depending on the allocation of a Fund’s assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds. To the extent that a Fund’s assets decrease over time, that Fund’s gross expense ratio would increase, but the Fund’s net expense ratio would not increase to the extent that RIMCo has agreed to maintain its expense waiver and reimbursement agreements.

	Advisory Fee	Distribution (12b-1) Fees*	Other Expenses**	Acquired (Underlying) Fund Fees and Expenses***	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements##	Net Annual Fund Operating Expenses
Retirement Distribution Fund†	0.20%	0.25%	0.75%	1.08%	2.28%	(0.95)%	1.33%
Accelerated Distribution Fund†	0.20%	0.25%	0.75%	0.99%	2.19%	(0.95)%	1.24%
Extended Distribution Fund†	0.20%	0.25%	0.75%	1.03%	2.23%	(0.95)%	1.28%

†	Because the Funds are new, expenses have been estimated.

*	Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Funds may not exceed 7.25% of total gross sales, subject to certain exclusions. This 7.25% limitation is imposed on the Class A Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A Shares may pay more than the economic equivalent of the maximum sales charges permitted by the FINRA.

**	“Other Expenses” includes an administrative fee of 0.05% of average daily net assets for all Classes of Shares.

***	The Acquired (Underlying) Fund Fees and Expenses reflect the proportionate share of the expenses of the Underlying Funds in which the Funds invest and is based on each Fund’s expected initial allocation to the Underlying Funds.

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	For Retirement Distribution Fund, RIMCo has contractually agreed (1) to waive, at least until February 28, 2009, a portion of its 0.25% advisory and administrative fees, up to the full amount of those fees, equal to the amount by which a Fund’s total annual fund operating expenses exceed the greater of (a) 1.33% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and (2) then to reimburse the Fund for all remaining total annual fund operating expenses, after fee waivers, that exceed the greater of (a) 1.33% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis. This waiver and reimbursement does not apply to non-recurring expenses or extraordinary expenses. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion.

For Accelerated Distribution Fund, RIMCo has contractually agreed (1) to waive, at least until February 28, 2009, a portion of its 0.25% advisory and administrative fees, up to the full amount of those fees, equal to the amount by which a Fund’s total annual fund operating

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expenses exceed the greater of (a) 1.24% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and (2) then to reimburse the Fund for all remaining total annual fund operating expenses, after fee waivers, that exceed the greater of (a) 1.24% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis. This waiver and reimbursement does not apply to non-recurring expenses or extraordinary expenses. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion.

For Extended Distribution Fund, RIMCo has contractually agreed (1) to waive, at least until February 28, 2009, a portion of its 0.25% advisory and administrative fees, up to the full amount of those fees, equal to the amount by which a Fund’s total annual fund operating expenses exceed the greater of (a) 1.28% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis and (2) then to reimburse the Fund for all remaining total annual fund operating expenses, after fee waivers, that exceed the greater of (a) 1.28% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis. This waiver and reimbursement does not apply to non-recurring expenses or extraordinary expenses. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses, which include the indirect expenses of the Underlying Funds, remain the same. The calculation of costs for the one year period takes into account the effect of any current advisory fee waivers and transfer agency fee waivers and reimbursements contractually agreed to by RIMCo through February 28, 2009. The calculation of costs for the three year period takes such advisory fee waivers and transfer agency fee waivers and reimbursements into account only for the first year of the period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years
Retirement Distribution Fund	$703	$1,161
Accelerated Distribution Fund	694	1,134
Extended Distribution Fund	698	1,146

MANAGEMENT OF THE FUNDS AND THE UNDERLYING FUNDS

The Funds’ and Underlying Funds’ investment adviser is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2006, managed over $37.1 billion in 39 mutual fund portfolios. RIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company (“Russell”).

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations that have been selected by the Funds’ adviser or distributor (“Financial Intermediaries”). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide a means for investors to use RIMCo’s and Russell’s “multi-style, multi-manager diversification” investment method and to obtain RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds and Underlying Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the US in Fortune’s corporate reputation survey published in 2006.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds divide responsibility for investment advice between RIMCo and a number of different money managers. RIMCo

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utilizes the money manager research and other resources of Russell in providing services to the Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Fund assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program suited to meet the investor’s individual needs. RIMCo has long stressed the value of diversification in an investment program, and has offered its advisory expertise in assisting investors on how to design their individual investment program.

Each Fund and Underlying Fund conducts its business through a number of service providers who act on their behalf. RIMCo, the Funds’ and Underlying Funds’ administrator and investment adviser, performs the Funds’ and Underlying Funds’ day to day corporate management and also evaluates and oversees the Underlying Funds’ money managers as more fully described below. Each of the Underlying Fund’s money managers makes investment decisions for the portion of the Underlying Fund assigned to it by RIMCo. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees the money managers and evaluates the performance results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. Except for the Money Market Fund, RIMCo allocates most of each Underlying Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers and for each Underlying Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo’s employees who manage the RIC Funds, oversee the money managers of the RIC Funds and have primary responsibility for the management of the RIC Funds (the “RIMCo Managers”) are:

•

Mark D. Amberson, Portfolio Manager since May 1991. Mr. Amberson was appointed Director of Short-Term Investments in 2001. Mr. Amberson has primary responsibility for the management of the Money Market Fund.

•

Scott Crawshaw, Portfolio Manager since January 2006. From 2004 to 2006, Mr. Crawshaw was a Research Analyst with Russell Investments Limited, an affiliate of RIMCo. From 1998 to 2003, Mr. Crawshaw was a global emerging markets fund manager for ISIS Asset Management PLC. Mr. Crawshaw has primary responsibility for the management of the Emerging Markets Fund.

•

Bruce A. Eidelson, Portfolio Manager since January 2002. Mr. Eidelson is Director, Real Estate Securities. Mr. Eidelson has primary responsibility for the management of the Real Estate Securities Fund.

•

Tereasa Gandhi, Portfolio Manager since January 2006. Before rejoining Russell as a Senior Research Analyst in September 2003, Ms. Gandhi was a consultant on the Russell Developing Managers initiative from February 2003 to September 2003. From 2000 to April 2002, Ms. Gandhi was a Russell client executive for Russell/Mellon Analytical Service’s Strategic Institutional Services Group. Ms. Gandhi has primary responsibility for the management of the Tax-Managed Large Cap and Tax-Managed Mid & Small Cap Funds.

•

Philip Hoffman, Portfolio Manager since June 2004. From 2000 to June 2004, Mr. Hoffman was a Senior Research Analyst where he headed the research of global equity managers. Mr. Hoffman has primary responsibility for the management of the Global Equity Fund.

•	Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Select Value Fund.

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•

Jill F. Johnson, Portfolio Manager since May 2004 and Senior Investment Officer since March 2000. From 1995 to 2000, Ms. Johnson was the Principal of JF Johnson Consulting in Seattle and Los Angeles. Ms. Johnson has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Tax-Managed Global Equity, 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds and the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and Extended Distribution Fund I – S Shares.

•	James A. Jornlin, Portfolio Manager since July 1996. Mr. Jornlin has primary responsibility for the management of the International and International Securities Funds.

•

Brian C. Mock, Portfolio Manager since April 2005. From 1998 to 2005, Mr. Mock was a Senior Portfolio Trader. Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Underlying Funds as described under "Investment Objective and Investment Strategies" later in this Prospectus.

•

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. From 1993 to 1999 he was Director of Equity Research. Mr. Monroe has primary responsibility for the management of the Equity Q and Quantitative Equity Funds.

•

Michael R. Ruff, Portfolio Manager since November 2002. From 2000 to 2002, Mr. Ruff was a Research Analyst. From 1998 to 2000, Mr. Ruff was a Senior Technical Analyst. Mr. Ruff has primary responsibility for the management of the Fixed Income I, Fixed Income III, Multistrategy Bond, Short Duration Bond and Tax Exempt Bond Funds.

•

Stephen W. Skatrud, Portfolio Manager since December 2001. From 1999 to December 2001, Mr. Skatrud was a Senior Research Analyst. Mr. Skatrud has primary responsibility for the management of the Select Growth Fund.

•

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the management of the Equity II and Special Growth Funds.

•	Dennis J. Trittin, Portfolio Manager since January 1996. Mr. Trittin has primary responsibility for the management of the Equity I and Diversified Equity Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in the Funds.

Because the Funds are new, the Funds have not paid RIMCo any advisory fees. The annual rate of advisory and administrative fees for the Funds will be paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets, currently at a rate of 0.25%, gross of any fee waivers or reimbursements.

For four of the Underlying Funds, the Diversified Equity Fund, the Quantitative Equity Fund, the International Securities Fund and the Multistrategy Bond Fund, the advisory fee is based on the asset level of the Underlying Funds. The advisory fee rates for these Underlying Funds are as follows:

Diversified Equity Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.73%
Next $3 billion	0.72%
Over $5 billion	0.70%

Quantitative Equity Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.73%
Next $3 billion	0.72%
Over $5 billion	0.70%

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International Securities Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.90%
Next $3 billion	0.89%
Over $5 billion	0.87%

Multistrategy Bond Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.60%
Next $3 billion	0.59%
Over $5 billion	0.57%

In the fiscal year ended October 31, 2006, the aggregate annual rate of the advisory and administrative fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Diversified Equity Fund 0.78%, Special Growth Fund 0.95%, Quantitative Equity Fund 0.78%, International Securities Fund 0.95%, Short Duration Bond Fund 0.50%, Multistrategy Bond Fund 0.65%, Real Estate Securities Fund 0.85%, Emerging Markets Fund 1.20% and Money Market Fund 0.10%. Of this aggregate amount per Underlying Fund, 0.05% is attributable to administrative services.

Because the Global Equity Fund is new, the Global Equity Fund did not pay RIMCo any advisory fees in the fiscal year ended October 31, 2006. The aggregate annual rate of advisory and administrative fees for the Global Equity Fund is 1.00% and these fees are paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets.

In addition to the advisory and administrative fees payable by the Underlying Funds to RIMCo, each Underlying Fund that invests its cash reserves or collateral received in securities lending transactions in RIC’s Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of the Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Money Market Fund pays to RIMCo. Currently, the cash reserves and collateral for all Underlying Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves and collateral invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements).

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds will be available in the first semi-annual or annual report available to shareholders.

THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

Each Underlying Fund allocates most of its assets among the money managers listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Underlying Funds’ adviser, may change the allocation of an Underlying Fund’s assets among money managers at any time. The Underlying Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds’ Board of Trustees (Board), without a shareholder vote. An Underlying Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Underlying Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund. At the same time, however, each money manager must operate within each Underlying Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo. RIMCo develops such constraints for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Underlying Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

OF THE UNDERLYING FUNDS

The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354.

Each of the following Underlying Funds has a non-fundamental investment objective. This means that each Underlying Fund’s investment objective may be changed by the Board of Trustees of that Underlying Fund without shareholder approval. If an Underlying Fund’s investment objective is changed by its Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in an Underlying Fund’s investment objective, shareholders will be provided with reasonable prior notice.

DIVERSIFIED EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Diversified Equity Fund invests primarily in common stocks of medium and large capitalization U.S. companies. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index. On May 31, 2006, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $368.5 billion to $2.0 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index. The Fund may invest in securities of non-U.S. issuers typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

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When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process, substyle and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

SPECIAL GROWTH FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Special Growth Fund invests primarily in common stocks of small and medium capitalization companies most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund defines medium and small capitalization stocks as stocks of those companies represented by the Russell 2500™ Index. On May 31, 2006, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $4.9 billion to $218.4 million. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years and smaller companies, including companies not listed in the Russell 2500™ Index.

16

The Fund may invest in securities of non-U.S. issuers typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Up to 15% of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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QUANTITATIVE EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Quantitative Equity Fund invests primarily in common stocks of medium and large capitalization companies which are predominantly U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index. On May 31, 2006, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $368.5 billion to $2.0 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index. The Fund may invest in securities of non-U.S. issuers typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad section of companies and industries.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000® Index. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. The managers select stocks that are deemed attractive based upon the quantitative models and factors that the managers’ research has found to be predictive of positive excess returns over the long term and may include both growth and value securities. Once a money manager has ranked the securities, it then selects the securities it believes most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000® Index. Each money manager performs this process independently from each other money manager.

The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are initially fully collateralized.

A Fund’s money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities the money manager believes will underperform. Selling

18

a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by RIMCo.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

INTERNATIONAL SECURITIES FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The International Securities Fund invests primarily in equity securities, including common stocks and preferred stocks, issued by companies domiciled outside the U.S. and in depositary receipts which represent ownership of securities of non-U.S. companies. The Fund’s investments span most of the developed nations of the world (including those in Europe and the Pacific Basin region) to maintain a high degree of diversification among countries and currencies.

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The Fund may invest a portion of its assets in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. The Fund considers emerging market countries to include countries other than the U.S. and Canada that are not represented in the MSCI Europe, Australia and Far East (EAFE) Index, the Fund’s benchmark.

The depositary receipts that the Fund may purchase include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund

20

may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may (though it will not necessarily) use derivatives including country index futures and swaps or currency forwards and swaps to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

GLOBAL EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Global Equity Fund invests primarily in equity securities, including common stocks and preferred stocks, of companies located in a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund may invest its assets in equity securities of companies that are located in emerging markets countries or that derive a majority of their revenues from operations in such countries. These countries include at present every country in the world except the United States, Canada, Japan, Australia, Singapore and Hong Kong and most countries located in Western Europe.

The Fund invests primarily in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. As of December 31, 2006, the market capitalization of companies in the Fund’s benchmark, the MSCI World Index, an index which includes large, medium and small capitalization companies, ranged from approximately $465 billion to $235 million. The Fund may invest in companies and countries not included within the MSCI World Index.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

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•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process, substyle and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund may purchase American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may also engage in foreign currency transactions for speculative purposes. Money managers may purchase or sell foreign currencies, mainly through the use of forward currency contracts, based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may use equity derivatives such as warrants, stock options, futures or swaps as a substitute for holding physical securities or to facilitate the implementation of its investment strategy.

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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SHORT DURATION BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Short Duration Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. In particular, the Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund’s money managers identify sectors of the fixed-income market that they believe are undervalued and focus the Fund’s investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

The Fund invests in certain types of derivative instruments. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures and enter into options, when issued or forward commitment transactions, forward foreign currency contracts and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as high-yield or “junk bonds.”

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

23

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt obligations.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

MULTISTRATEGY BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Multistrategy Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations, and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as high-yield or “junk bonds.” Junk bonds, and to a lesser extent other types of bonds, may sell at a discount and thereby provide opportunities for capital appreciation.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

24

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

The Fund invests in certain types of derivative instruments. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures and enter into options, when issued or forward commitment transactions, forward foreign currency contracts and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt securities.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

25

REAL ESTATE SECURITIES FUND

Non-Fundamental Investment Objective

Seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, management or sale of residential, commercial or industrial real estate. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in real estate securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund invests primarily in securities of companies, known as real estate investment trusts (REITs), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund primarily invests in companies which are U.S. based. The Fund also invests in non-U.S. companies.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by RIMCo.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund is classified as a “non-diversified fund” under the Investment Company Act. The non-diversified status provides the Fund with greater investment flexibility to respond to consolidation in the Real Estate Investment Trust (“REIT”) industry and to take larger positions in one or more issuers in the REIT industry.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund.

The Fund may also invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

26

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

EMERGING MARKETS FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as “Emerging Market Companies.” For purposes of the Fund’s operations, an “emerging market country” is a country having an economy and market that the World Bank or the United Nations considers to be emerging or developing. These countries include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore and most countries located in Western Europe. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in Emerging Market Companies. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least ten different emerging market countries.

The Fund invests in common stocks, and to a lesser extent in preferred stocks, of Emerging Market Companies and in depositary receipts which represent ownership of securities of non-U.S. companies. The Fund’s securities are denominated primarily in foreign currencies and may be held outside the U.S. Securities held by the Fund which are denominated in U.S. dollars are still subject to currency risk.

The depositary receipts that the Fund may purchase include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries but which may involve a further layering of expenses or in local access products (also called participation notes) which are securities offered by investment banks that allow foreign investors to get exposure to locally-listed securities.

The Fund may (though it will not necessarily) use derivatives including country index futures and swaps or currency forwards and swaps to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles and different investment approaches.

27

Fund assets not allocated to money managers are managed by RIMCo. The Fund focuses mainly on the investment approaches of money managers but also uses three principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

From time to time, the Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a “forward commitment” or as a “when-issued” transaction. The Fund may invest in rights, warrants and convertible fixed-income securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to maximize current income while preserving capital and liquidity.

Principal Investment Strategies

The Money Market Fund invests in a portfolio of high quality money market securities maturing within 397 days or less. However, variable rate securities issued by the U.S. government or its agencies or instrumentalities may have longer maturities. The Fund principally invests in (1) securities issued or guaranteed by the U.S. government or its agencies, (2) securities issued by U.S. and foreign banks, (3) commercial paper including asset-backed commercial paper and (4) short-term debt of U.S. and foreign corporations and trusts. The Fund’s investments may include variable and floating rate securities whose rates are tied to appropriate money market indexes which reset frequently. The Fund may invest in securities issued by registered investment companies that are money market funds. The Money Market Fund may also invest in various types of funding agreements. These agreements are obligations of indebtedness negotiated privately between an investor and an insurance company.

The Fund enters into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by a custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreements and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

Up to 10% of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Fund invests in restricted securities such as securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, but which may be deemed liquid by RIMCo pursuant to the Fund’s policies and procedures. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Money Market Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may purchase investment-grade municipal debt obligations. These obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

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RISKS

An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following section describes types of risks that each Fund is subject to, including risks based on the investments made by the Underlying Funds, and the Funds and Underlying Funds most likely to be affected by each risk. Other Funds and Underlying Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds and Underlying Funds as a whole. Please refer to the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

Principal Fund Risks (All Funds)

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Investors who purchase shares in the subsequent years after a Fund’s commencement of operations may not receive the same results as investors who purchase shares during the initial investment period. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period. Consequently, the Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

•

Neither the Funds nor RIMCo can offer any assurance that a Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of a Fund to make its target distribution as well as the amount of your initial investment that will remain at the end of a Fund’s 10-year or 20-year term.

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Each Fund intends to make its target distribution each year, whether or not the Fund realizes income and capital gains sufficient to pay these distributions. To the extent that income and capital gains are insufficient to fund the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Retirement Distribution Fund and the Extended Distribution Fund achieving their secondary objective of preservation of a portion of the capital initially invested.

•

Each Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.

•

If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.

•

Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies.

•

Neither the Funds nor RIMCo can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Principal Underlying Fund Risks

Multi-Manager Approach

(All Funds (All Underlying Funds))

The investment styles employed by a Fund’s money managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

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Security Selection

(All Funds (All Underlying Funds))

The securities chosen by RIMCo or a money manager to be in a Fund's portfolio may decline in value. Security selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies. The use of the select holdings strategy by certain Funds will amplify those Funds’ security risk and potential underperformance. Despite the Funds’ strategies to achieve positive investment returns regardless of general market conditions, the values of the Funds’ investments will change with market conditions, and so will the value of any investment in the Funds. Investment in the Funds could be lost or the Funds could underperform other investments.

Equity Securities

•	Common Stocks

(All Funds (Underlying Funds: Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Real Estate Securities, Emerging Markets))

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

•	Value Stocks

(All Funds (Underlying Funds: Diversified Equity, Special Growth, International Securities, Global Equity, Emerging Markets))

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•	Growth Stocks

(All Funds (Underlying Funds: Diversified Equity, Special Growth, International Securities, Global Equity, Emerging Markets))

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

•	Market-Oriented Investments

(All Funds (Underlying Funds: Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Emerging Markets))

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

•	Securities of Small Capitalization Companies

(All Funds (Underlying Funds: Special Growth, Global Equity))

Investments in securities of small capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

•	Preferred Stocks

(All Funds (Underlying Funds: International Securities, Global Equity, Emerging Markets))

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors.

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Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

Fixed-Income Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

•	Non-Investment Grade Fixed-Income Securities (High-Yield or “Junk Bonds”)

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

•	Adverse changes in general economic conditions and in the industries in which their issuers are engaged,

•	Changes in the financial condition of their issuers and

•	Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to a Fund.

•	Government Issued or Guaranteed Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond, Money Market))

Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. Bonds issued by non-US governments are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•	Mortgage or Asset Backed Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Prepayment of principal on mortgage and asset backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. A Fund that purchases mortgage backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage backed securities may exhibit additional volatility. This is known as extension risk.

•	Money Market Securities (including instruments of US Banks and Corporations)

(All Funds (Underlying Fund: Money Market))

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

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•	Asset-Backed Commercial Paper

(All Funds (Underlying Fund: Money Market))

Asset-backed commercial paper is subject to the same risks as money market securities generally. In addition, transfer of such securities is usually restricted by the issuer.

•	Funding Agreements

(All Funds (Underlying Fund: Money Market))

Funding agreements are subject to investment risk and credit risk, as are all money market securities. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

International Securities

(All Funds (Underlying Funds: International Securities, Multistrategy Bond, Emerging Markets, Short Duration Bond, Global Equity, Real Estate Securities))

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-US markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-US laws and accounting standards typically are not as comprehensive as they are in the US and there may be less public information available about foreign companies. Non-US securities markets may be less liquid and have fewer transactions than US securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities.

•	Non-US Equity Securities

(All Funds (Underlying Funds: International Securities, Emerging Markets, Global Equity, Real Estate Securities))

Non-US equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

•	Non-US Debt Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

A Fund’s non-US debt securities are typically obligations of sovereign governments and corporations. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•	Emerging Market Countries

(All Funds (Underlying Funds: International Securities, Emerging Markets, Global Equity))

Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. These securities are particularly subject to a risk of loss from political instability. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. The volatility of emerging markets can be significantly higher than other equity asset classes.

•	Instruments of US and Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond, Money Market))

Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks,

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such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

•	Currency Risk

(All Funds (Underlying Funds: International Securities, Emerging Markets, Short Duration Bond, Multistrategy Bond, Global Equity))

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Funds.

•	Local Access Products

(All Funds (Underlying Fund: Emerging Markets))

Local access products, sometimes called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, currencies or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps

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include: (i) dependence on the Fund’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for swaps, the risk of counterparty default and (vii) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. The Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

Leveraging Risk

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Short Sales

(All Funds (Underlying Fund: Quantitative Equity))

In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of section 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g. taking an offsetting long position in the security sold short).

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Depositary Receipts

(All Funds (Underlying Funds: Diversified Equity, International Securities, Emerging Markets))

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/ or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Credit and Liquidity Enhancements

(All Funds (Underlying Fund: Money Market))

Third parties issue credit and/or liquidity enhancements generally in the form of letters of credit. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to a Fund and may affect its net asset value.

Repurchase Agreements

(All Funds (Underlying Fund: Money Market))

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Non-Principal Underlying Fund Risks

Repurchase Agreements

(All Funds (Underlying Funds: Short Duration Bond, Multistrategy Bond))

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Exposing Cash Reserves to Appropriate Markets

(All Funds (All Underlying Funds, except Real Estate Securities))

By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines.

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Illiquid Securities

(All Funds (Underlying Funds: Special Growth, Emerging Markets, Real Estate Securities, Multistrategy Bond, Short Duration Bond, Global Equity, Money Market))

An illiquid security is one without an active secondary market, making it difficult for an owner of the security to sell it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Emerging Markets Debt

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

A Fund’s emerging markets debt securities may include obligations of governments and corporations. These securities are particularly subject to a risk of default from political instability. There is also the risk that the emerging markets debt securities will be downgraded in credit rating or go into default.

Securities Lending

(All Underlying Funds)

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to a Fund.

Real Estate Securities

(All Funds (Underlying Funds: Real Estate Securities, Special Growth))

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which a Fund invests, also fluctuates. A Fund that invests in real estate securities is also subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	REITs

(All Funds (Underlying Funds: Real Estate Securities, Special Growth))

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

Municipal Obligations

(All Funds (Underlying Funds: Short Duration Bond, Money Market))

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Derivatives (including Foreign Currency Hedging and Speculative Foreign Currency Transactions)

(All Funds (Underlying Funds: International Securities, Global Equity))

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Fund typically

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uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, regulatory requirements for the Fund to set aside assets to meet its obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in the Fund needing to sell securities at a disadvantageous time. The Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

Depositary Receipts

(Underlying Funds: Global Equity, Real Estate Securities)

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/ or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt.

Fund of Funds Investment Risk

(All Funds (All Underlying Funds))

Certain of the Funds are used as investments for funds of funds which have the same investment adviser as the Funds. These Funds may have a large percentage of their shares owned by such funds of funds. Should RIMCo change the fund of funds’ investment strategies or investment allocations such that a fund of funds invests fewer of its assets in a Fund or a Fund is no longer used as an investment of a fund of funds, that Fund could experience large redemptions of its shares. If these large redemptions occur, a Fund could be required to sell portfolio securities before its money managers would otherwise decide to do so. Large redemptions in a Fund may also result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Non-Diversification Risk

(All Funds (Underlying Fund: Real Estate Securities))

As a non-diversified fund, the Real Estate Securities Fund is subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.

Industry Concentration Risk

(All Funds (Underlying Fund: Real Estate Securities))

The Real Estate Securities Fund concentrates its investments in real estate securities, including REITs. By concentrating in a single industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Companies in the same or similar industries may share common

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characteristics and are more likely to react similarly to industry-specific market or economic developments. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements.

PORTFOLIO TURNOVER

The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Underlying Funds’ money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for an Underlying Fund may be selling a security when another money manager for the Underlying Fund (or for another Underlying Fund) is purchasing the same security. Also, when an Underlying Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates which may result in higher levels of realized gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Underlying Funds, which in certain cases exceed 100%, are available in the Financial Highlights tables in the Prospectuses of the Underlying Funds.

PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Distribution Policy

Each Fund seeks to provide steady, predictable, but not guaranteed, distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.

Target Distributions

The Funds seek to provide steady, predictable, but not guaranteed, distributions. The Funds’ distribution policy, which may be modified at any time by the Board of Trustees, is to distribute to shareholders the target distributions specified earlier in this Prospectus. A Fund may not have sufficient income to pay its target distributions. Therefore, the Fund’s policy of paying target distributions may result in a return of capital to shareholders. This means that you may receive a portion of your investment back as part or all of an annual target distribution. For more information on return of capital, please refer to Appendix A for an illustration of the impact of a return of capital. In order for you to receive your expected aggregate annual target distributions, you must reinvest all “Distribution Overages” as described below under “Distribution Overages and Annual Reduction of Target Distribution Per Share.”

Distribution Overages and Annual Reduction of Target Distribution Per Share

The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years. Any distributions in excess of the stated target distributions are referred to in this Prospectus as “Distribution Overages”.

To the extent that a Fund has Distribution Overages in a particular year, the Fund will reduce its per share target distribution for subsequent years. If you immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares. For this reason, the Funds recommend that shareholders reinvest all Distribution Overages. You may elect not to reinvest

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your Distribution Overages in the Funds but to invest Distribution Overages elsewhere. However, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same aggregate distribution in the subsequent year. You will own the same number of shares and the Fund will make distributions at a reduced amount per share. Therefore, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, your aggregate distribution will decrease. Please see Appendix A for an example of how the Funds will calculate their reduced per share distribution amount for the subsequent year and for an example of how your annual distribution will vary if you do not immediately reinvest all Distribution Overages.

Income Dividends

Each Fund distributes substantially all of its net investment income to shareholders each year. The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on an annual basis, with payment being made in mid-December. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months and that are paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Capital Gains Distributions

Each Fund distributes substantially all of its capital gains to shareholders each year. The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional capital gains distribution may be declared and paid by a Fund if required to avoid the imposition of federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing the allocation of its investment in the Underlying Funds.

Return of Capital

If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the Fund. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares.

The Funds may not have sufficient income from dividends and interest and realized capital gains to pay their target distributions. Therefore, the Funds’ policy of paying consistent distributions may result in a return of capital to shareholders. This means that you may receive a portion of your investment back. For more information on return of capital, please refer to Appendix A for an illustration of the impact of a return of capital.

The discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of a return of capital.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend”. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend”, check a Fund’s distribution dates before you invest. Additionally, because the Funds’ will generally make only one annual distribution, if you purchase shares later in a calendar year, you would generally be taxed on the distribution of the Funds’ income and net gains even though a portion of such amounts may have been earned by the Funds and/or the Underlying Funds prior to your purchase of shares.

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Payment of Distributions

Net investment income dividends and capital gains distributions will be declared and paid annually. The Funds will pay dividends and distribution in cash. While these dividends and distributions should be paid to you in cash, your Financial Intermediary may set your account up to have these dividends and distributions automatically reinvested. Reinvestment of dividends and distributions is not appropriate given the Funds' objective of seeking to pay a stated annual target distribution.

The Funds recommend that shareholders reinvest all “Distribution Overages.” As described above under “Distribution Overages and Annual Reduction of Target Distribution Per Share,” each Fund will adjust the future target distribution amount for any Distribution Overages. If you do not reinvest all Distribution Overages, you will experience a decrease in the annual amount of distributions you receive from the Fund.

TAXES

In general, distributions, other than a return of capital, from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Dividends paid from a Fund’s ordinary income and short-term capital gains generally will be taxable to you as ordinary income. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares.

If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of Fund Shares. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in October, November or December to shareholders of record in such a month but paid in January are taxable as if they were paid in December.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is currently taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund and/or an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions, and, in many cases, distributions from non-US corporations. The favorable tax rates on qualified dividend income are currently scheduled to expire after 2010.

If you are a corporate shareholder, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction if certain holding period and other requirements are met.

The Funds make no representation as to the amount or variability of any Fund’s or Underlying Fund’s capital gains distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-US investors will generally be subject to US withholding and estate taxes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

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By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (i.e., the share of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Funds or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Under the Board-approved Securities Valuation Procedures, the Board has delegated the day-to-day valuation functions to RIMCo. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other mutual funds’ prospectuses.

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Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or dealers (when permitted by the Market Value Procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Fund’s net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the Fair Value Procedures as the movement by any two of four major U.S. Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all markets closed combined); a company event such as a material business development, dividend declaration, stock split or rights offering; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CLASS A SHARES

The Funds offer one class of Shares, Class A.

Class A
Key features	• Front-end sales charge • You may qualify for reduction or waiver of front-end sales charge

Front-end Sales Charge	• Up to 5.75%, reduced, waived or deferred for large purchases and certain investors.

Deferred Sales Charge	• 1.00% on redemptions of Class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor

Annual 12b-1 fees and service fees	• Up to 0.25% of average daily assets

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FRONT-END SALES CHARGES

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee currently payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (except the Money Market Fund). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-end Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a front-end or back-end sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for shares purchased under the following circumstances:

1.	Reinvestment of Distribution Overages

2.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons

3.	Offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise

4.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative

5.	Accounts managed by a member of Russell Investment Group

6.	Shares purchased by tax-exempt organizations (as defined in Section 501(c)(3) of the IRC)

7.	Shares purchased through accounts that are part of certain qualified fee-based programs. If your Financial Intermediary redeems shares of a Fund to pay for fees you owe your Financial Intermediary, the aggregate target distributions you receive will be smaller.

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If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and a member of your immediate family (as defined below):

a.	Accounts held individually or jointly

b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act

c.	IRA accounts and certain single participant retirement plan accounts

d.	Solely controlled business accounts

e.	Trust accounts controlled by or benefiting you or a member of your immediate family

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

For purposes of front-end sales charges and aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Rights of Accumulation (“ROA”). You may combine current purchases of any RIC Fund (except the Money Market Fund) with the value of your existing holdings of all RIC Funds (except the Money Market Fund) to determine your current front-end sales charge. You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (except the Money Market Fund) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (except the Money Market Fund) to determine the applicable front-end sales charge. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequence as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. If a Fund is not closed, you may reinvest an amount equal to all or a portion of the redemption proceeds from a redemption of Class A Shares (except the Money Market Fund) into any Class A Shares Fund (except the Money Market Fund) at the net asset value next determined after receipt of your purchase order in proper form if such reinvestment is made within 90 days of such redemption. You must reinstate Class A Shares into an account with the same registration. This privilege may be exercised only once per calendar year by a shareholder with respect to a Fund and certain restrictions may apply. For purposes of the deferred sales charge on Class A Shares, the holding period will continue as if the Class A Shares had not been redeemed.

The Funds make available free of charge, on the Funds’ website at www.russell.com, information about sales charges and sales charge waivers. The Funds’ website includes hyperlinks that facilitate access to this information.

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MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between the Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

•	Shares sold within 12 months following the death or disability of a shareholder

•	redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70 1/2

•	involuntary redemptions

•	redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND PAYMENTS TO FINANCIAL INTERMEDIARIES

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, the Funds’, Class A shares pay distribution fees of 0.25% annually for the sale and distribution of Class A shares. Because these fees are paid out of the Class A Shares assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Financial Intermediaries may receive distribution compensation from the Funds Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo, in its capacity as the Funds transfer agent or Adviser, or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in recognition of, or to pay a portion of costs related to, marketing, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table.

RIMCo or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, RIMCo also offers them a range of complimentary software tools and educational services. RIMCo provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

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HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

There is currently no required minimum initial investment for the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds' Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts. If your Financial Intermediary redeems shares of a Fund to pay for fees you owe your Financial Intermediary, the aggregate target distributions you receive will be smaller.

Generally, you may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited. The Funds may close to new investors for a period of time at the beginning and end of each year in order to calculate and implement any required adjustment to the target distribution.

You must place purchase orders for Class A Shares through a Financial Intermediary in US dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Offering Dates and Times

Orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on

47

any day when Shares are offered. Certain authorized Fund agents are contractually designated by RIMCo to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

EXCHANGE PRIVILEGE

How to Exchange Shares

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus within the same share class on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

An exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT

PURCHASE AND EXCHANGE ORDERS

For the Funds the Board of Trustees has adopted frequent trading policies which are described below. The Funds will apply these policies uniformly.

The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as “market timing”, is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

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While the Funds monitor for “substantive” trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to transactions in a Fund by certain other funds (i.e. funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. The Board of Trustees believes these transactions do not offer the opportunity for price arbitrage.

In applying the policy on limitations on trading activity, the Funds consider the information available to them at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder's redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.

Additionally, to the extent that a Fund invests in an underlying fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These underlying funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that an underlying fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests in an underlying fund that invests significantly in small cap equity securities investors may seek to trade Fund shares in an

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effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than underlying funds which invest in highly liquid securities, in part because the underlying fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

The Underlying Funds have similar frequent trading policies. Please see the Prospectuses of the Underlying Funds for further information.

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your Shares will be debited from your account.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

When you redeem your Class A Shares, a Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

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OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

Written instructions must be in proper form as determined by your Financial Intermediary.

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

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MONEY MANAGER INFORMATION

The money managers have no affiliations with the Funds or the Funds’ service providers other than their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company.

This section identifies the money managers for the Underlying Funds in which the Funds invest. The Underlying Funds may engage or terminate a money manager at any time, subject to the approval of the Underlying Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Underlying Funds can also be found at www.Russell.com. Assets not allocated to money managers are managed by RIMCo.

Diversified Equity Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arnhold and S. Bleichroeder Advisers, LLC, 1345 Avenue of the Americas, 44th Floor, New York, NY 10105.

Columbus Circle Investors, One Station Place, Metro Center – 8th Floor, Stamford, CT 06902.

Institutional Capital LLC, 225 W. Wacker Drive, Suite 2400, Chicago, IL 60606.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-3248.

Schneider Capital Management Corporation, 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087.

Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY 10019.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

Franklin Portfolio Associates, LLC, One Boston Place, 34th Floor, Boston, MA 02108.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Special Growth Fund

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

Gould Investment Partners LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Ranger Investment Management, L.P., 300 Crescent Court, Suite 1100, Dallas, TX 75201.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100, Portland, OR 97204.

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Real Estate Securities Fund

AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, Boston, MA 02210-2021.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

Heitman Real Estate Securities LLC, 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240.

RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago IL 60611.

International Securities Fund

AllianceBerstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202.

MFS Institutional Advisors, Inc. 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Mondrian Investment Partners Ltd., 10 Gresham Street, 5th Floor, London EC2V 7JD United Kingdom.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor, Cambridge MA 02138.

Genesis Asset Managers, LLP, 21 Knightsbridge, London SWIX 7LY United Kingdom .

Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

Global Equity Fund

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

Gartmore Global Partners, 8 Fenchurch Place, London EC3M 4PB United Kingdom.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

Multistrategy Bond Fund

Bear Stearns Asset Management Inc., 237 Park Avenue, New York, NY10017.

Drake Capital Management, LLC, 660 Madison Avenue, 16th Floor, New York, NY 10021.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Logan Circle Partners, L.P., 161 Washington Street, 8 Tower Bridge, Suite 500, Conshohocken, PA 19428.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

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Short Duration Bond Fund

Logan Circle Partners, L.P., 161 Washington Street, 8 Tower Bridge, Suite 500, Conshohocken, PA 19428.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

STW Fixed Income Management, 6185 Carpinteria Avenue, Carpinteria, CA 93013.

Money Market Fund

Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Underlying Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

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APPENDIX A

EXAMPLE: Impact Of Distribution Overages And Return Of Capital

Scenario 1A below illustrates a scenario where there is a Distribution Overage which you immediately reinvest.

Scenario 1B below illustrates the same scenario as Scenario 1A except that you do not reinvest the Distribution Overages you received. Note that in this example, your expected aggregate target distribution in Year 2 goes down to $58,824 because you did not immediately reinvest your Distribution Overage.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down to $981,000 because a portion of your initial investment was returned to you. See Footnote (a) below.

Each scenario is for illustrative purposes only and does not reflect any anticipated outcome. These examples assume a hypothetical rate of return which may or may not ever be achieved by a Fund. The hypothetical rate of return for Scenario 1A is 8%. The hypothetical rate of return for Scenario 1B is 8%. The hypothetical rate of return for Scenario 2 is 4.1%.

	Scenario 1A Distribution Overages Immediately Reinvested	Scenario 1B Distribution Overages Not Reinvested	Scenario 2 Return of Capital
Net Amount of Initial Investment (after payment of front-end sales charge)	$1,000,000	$1,000,000	$1,000,000
Fund Values (per share):
Initial NAV	$10.00	$10.00	$10.00
Year 1 Target Distribution	$0.60	$0.60	$0.60

Year 1 Income	$0.68	$0.68	$0.41
Year 1 Capital Gains	$0.12	$0.12	$0.00
Year 1 Return of Capital	$0.00	$0.00	$0.19

Year 1 Total distributions received	$0.80	$0.80	$0.60

Distribution Overage	$0.20	$0.20	$0.00
NAV prior to distributions (Beginning NAV + Income + Capital)	$10.80	$10.80	$10.41
NAV after distributions (Beginning NAV + Income + Capital – Total distributions)	$10.00	$10.00	$9.81
Cash received (based on total shares owned)
Net Investment Income	$68,000	$68,000	$41,000
Return of Capital	—	—	$19,000
Capital gains	$12,000	$12,000	—
Shares Owned
Original Number of Shares Owned	100,000	100,000	100,000
Number of shares received from reinvestment of Distribution Overage (see detail calculation #1 below)	2,000	0	0
New Number of Shares Owned	102,000	100,000	100,000
Year 2 Adjusted Target Distribution per share (see detail calculation #2 below)	$0.5882	$0.5882	$0.6000
Expected Shareholder Aggregate Target Distribution in year 2(b)	$60,000	$58,824	$60,000
Market Value(a) at end of year 1	$1,020,000	$1,000,000	$981,000

Footnotes:

(a)	Unrealized Capital Gains or Losses, which also affect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.
(b)	In any instance where there is a Distribution Overage that you reinvest to purchase additional shares, rounding differences may cause your expected aggregate target distribution in year 2 to vary slightly from year 1.

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1.	Distribution Overage Shares Reinvested Calculation: Distribution Overages ÷ NAV after distribution

Shares issued from Reinvestment of Capital Gains = 12,000 ÷ 10.00 = 1,200 shares

Shares issued from Reinvestment of Income = 8,000 ÷ 10.00 = 800 shares

2.	Adjusted Target Distribution Calculation Following Distribution Overages:

As described in the Prospectus, Distribution Overages result in a reduction of the target distribution on a going forward basis according to the following formula:

New_T_Dist = Old_T_Dist * Distribution Overage Adjustment Factor

Distribution Overage Adjustment Factor = New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))

Thus,

New_T_Dist = Old_T_Dist * [New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))]

where:

New_T_Dist = New (future period) target distribution amount

Old_T_Dist = Old (current period) target distribution amount

New_NAV = The NAV immediately after the distribution

In Scenarios 1A and 1B above, the target distribution was adjusted to $0.5882 as follows:

0.5882 = 0.60 * [10.00 ÷ (10.00 + (0.80 – 0.60))]

No adjustment is made in years when there is no Distribution Overage.

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APPENDIX B

How To Calculate Your Initial Investment

If the annual distribution amount you wish to receive is	$30,000
Divide this number by the per share target distribution amount*	÷ 0.60
To get the number of shares you need to purchase	50,000
Multiply the number of shares by the current NAV	x $10.00
To get your net amount invested after payment of front-end sales charge	$500,000
Multiply the net amount invested by the sales charge	X 0.0204
To get your sales charge	$10,200
Add the net amount invested to your sales charge	+ $500,000
To get your offering price**	$510,200

*	This calculation uses the target distribution for the Extended Distribution Fund. If you purchase a different Fund, you will need to use that Fund’s target distribution in this calculation.
**	Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge.

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The following notice does not constitute part of and is not incorporated into the Prospectus

NOTICE OF PRIVACY AND SECURITY

RUSSELL INVESTMENT GROUP

The Russell Investment Group has a long history of respecting every individual’s right to the privacy of his or her personal information. We consider our relationship with consumers to be a very valuable asset. You should know that we do not sell or rent to anyone the information you have entrusted to us. In addition, we do not share your information with marketers outside the Russell Investment Group.

This notice describes our privacy policy and security procedures, which are designed to cover all personally identifiable information. As required by law, we will advise you of our privacy policy and security procedures at least once annually and at any time there is a material change.

CONFIDENTIALITY AND SECURITY

Confidentiality and privacy of personal information are responsibilities we have always taken very seriously. We have and maintain strict policies and procedures to protect the confidentiality of your information during all stages of your relationship with us. For example, our associates are bound by a Code of Ethics that requires them to treat all personal information as confidential, and they are subject to disciplinary action if they fail to follow this Code. In addition, we maintain physical, electronic and procedural safeguards to protect your personal information from unauthorized access and anticipated threats or hazards. Access to your information by our employees and other representatives is restricted to those individuals having a business need for such information in order to service your account.

INFORMATION WE MAY COLLECT AND USE

In order to service your account, from time to time, we collect non-public personal information about you from the following sources:

•	Information we or our agents receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, our agents or others. Other information may, from time to time, be provided to us as we facilitate transactions that you have requested.

INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and third parties as permitted by law. Some instances when we have shared information include:

•	Disclosing information to a third party to process account transactions that you request or authorize;

•	Disclosing information to an affiliate to process accounting statements that you request or authorize;

•	Disclosing your name and address to companies that mail fund-related materials such as shareholder reports; and

•	Disclosing information in connection with legal proceedings.

In situations where we have shared information with third parties, they are contractually obligated to keep the information that we provide to them confidential, and are not permitted to use the information for any purpose other than to assist in the servicing of your account.

RUSSELL INVESTMENT GROUP

The following is a list of the members of the Russell Investment Group to which this policy applies:

•	U.S. open-end or private funds managed or advised by a member of the Russell Investment Group, including Russell Investment Company or Russell Investment Funds

•	Frank Russell Company

•	Russell Real Estate Advisors Inc.

•	Russell Implementation Services Inc.

•	Russell Investment Management Company

•	Russell Trust Company

•	Russell International Services Company Inc.

•	Russell Investments Delaware Inc.

•	Russell Fund Distributors, Inc.

•	Pantheon Ventures Inc.

•	Russell Institutional Services Inc.

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For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds and the Underlying Funds, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-439-3495

The Funds’ and the Underlying Funds’ SAI and annual and semi-annual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Household mailings. Each year you will automatically be sent an updated prospectus and annual and semi-annual reports (when they are available) for the funds. You may also occasionally receive notifications of prospectus changes and proxy statements for the funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds and the Underlying Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

RUSSELL INVESTMENT COMPANY

Distributor: Russell Fund Distributors, Inc.

Russell Investment Company’s SEC File No. 811-03153

36-08-174(1107)

LifePoints® Funds

Retirement Distribution Series

PROSPECTUS

RETIREMENT DISTRIBUTION FUND I — S SHARES

ACCELERATED DISTRIBUTION FUND I — S SHARES

EXTENDED DISTRIBUTION FUND I — S SHARES

PROSPECTUS DATED NOVEMBER 21, 2007,

As supplemented through November 29, 2007

The Funds seek to provide a stated annual target distribution for a specific number of years. The annual target distribution will consist of income and capital gains, and may include a return of capital. The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution of assets during retirement.

909 A STREET, TACOMA, WA 98402 • 800-787-7354

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

RISK/RETURN SUMMARY

Investment Objective

Each of the following Russell Investment Company (“RIC”) LifePoints Funds (the “Funds”) has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable prior notice.

Retirement Distribution Fund I — S Shares (the “Retirement Distribution Fund”)	The Fund primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

Accelerated Distribution Fund I — S Shares (the “Accelerated Distribution Fund”)	The Fund seeks to provide a stated annual target distribution for 10 years from its inception.

Extended Distribution Fund I — S Shares (the “Extended Distribution Fund”)	The Fund primarily seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution or “decumulation” of assets during retirement.

The Funds seek to provide a stated annual target distribution for a specific number of years.

Principal Investment Strategies

Each of the Funds discussed in this Prospectus is a “fund of funds,” and seeks to achieve its objective primarily by investing in the Class S Shares of several other RIC funds (the “Underlying Funds”) representing various asset classes.

The Funds are not intended for pre-retirement wealth accumulation. They are intended to provide for distribution (or “decumulation”) of assets during retirement.

The Funds seek to provide a stated annual target distribution for a specific number of years from a Fund’s inception (the “Term”). The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years as you will hold more shares after you re-invest the Distribution Overage.

The Funds have different Terms, initial payout ratios (target distribution per share divided by net asset value per share) and objectives. To choose which Fund may be right for you, see “Choosing a Fund”.

In general, if a Fund has investment performance above the performance assumptions in the investment model, the Fund’s investments will shift into asset classes with higher risk and higher potential return. Conversely, investment performance below performance assumptions in the investment model will generally cause a Fund’s portfolio to shift toward a more conservative asset allocation to increase the probability of meeting the Fund’s primary objective of paying its stated target distributions. However, if investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions. For more information, please refer to the section “Investments of the Funds” below.

Target Distributions and Return of Capital

The Funds seek to provide steady, predictable, but not guaranteed, distributions.

The Accelerated Distribution Fund has a higher initial payout ratio (target distribution per share divided by net asset value per share) than the Retirement Distribution Fund or the Extended Distribution Fund. Because a Fund’s net asset value (“NAV”) changes daily, a Fund’s payout ratio will change on a daily basis. To calculate the number of shares you should buy, see “Determining How Many Shares to Buy”.

The Funds’ distribution policy, which may be modified at any time by the Board of Trustees, is to distribute to shareholders the target distributions specified in the table below.

The Funds may not have sufficient income from dividends and interest, short-term realized capital gains and long-term realized capital gains to pay their target distributions. If this occurs, the Funds’ policy of paying consistent distributions may result in a return of capital to shareholders. This means you will receive a portion of your investment back as part or all of the annual target distribution. A return of capital is not taxed at the time of a distribution but it results in a reduction in the tax basis of your shares. For more information on return of capital, please refer to the section “Dividends and Distributions” and to Appendix A for an illustration of the impact of a return of capital.

If a Fund commences operations later in a calendar year of if you buy your shares later in a calendar year, a portion of the annual target distribution may be attributable to income or net gains that the Fund and/or the Underlying Funds earned prior to your purchase of shares. In such a case, you would generally be taxed on the distribution of such earnings.

In order for you to receive your expected aggregate annual target distributions, you must reinvest all “Distribution Overages” as described below under “Distribution Overages and Annual Reduction of Target Distribution Per Share.”

The following table sets forth the initial target distributions for the Funds. As described below under “Distribution Overages and Annual Adjustment to Target Distribution,” the target distribution per share will be reduced in future years to adjust for any previous Distribution Overages that have been made. As described below under “External Advisory Fees and Annual Change in Target Distribution Per Share,” the target distribution per share will also be changed in future years to adjust for the redemption of shares from your account to pay your financial intermediary an assumed 1.00% fee per year. The Prospectus will be supplemented to reflect any change in target distribution amount.

Annual Target Distributions:

Retirement Distribution Fund	$0.70 per share per year payable annually based upon an initial net asset value per share of $10.00

Accelerated Distribution Fund	$1.00 per share per year payable annually based upon an initial net asset value per share of $10.00

Extended Distribution Fund	$0.60 per share per year payable annually based upon an initial net asset value per share of $10.00

These distributions are not guaranteed and may include a return of capital.

The distributions are not guaranteed.

A Fund’s payout ratio will change on a daily basis.

The target annual distribution may include a return of capital. This means you could receive a portion of your investment back as part or all of an annual distribution.

Distribution Overages and Annual Reduction of Target Distribution Per Share

The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years. Any distributions in excess of the stated target distributions are referred to in this Prospectus as “Distribution Overages”.

Required Tax Distributions include the following:

Income plus short-term realized capital gains plus long-term realized capital gains

Where Required Tax Distributions are greater than the annual target distribution, Distribution Overages are computed as follows:

Required Tax Distributions less target annual distribution

To the extent that a Fund makes Distribution Overages over and above the stated target distributions in a particular year, the Fund will reduce its per share target distribution for subsequent years. If you immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares. For this reason, the Funds recommend that shareholders reinvest all Distribution Overages. You may elect not to reinvest your Distribution Overages in the Funds but to invest Distribution Overages elsewhere. However, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same aggregate distribution from this Fund in subsequent years. You will own the same number of shares but the Fund will make distributions at a reduced amount per share. Therefore, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, your aggregate distribution will decrease.

Please see Appendix A for an example of how the Funds will calculate their reduced per share distributions for the subsequent year and for an example of how your annual distribution will vary if you do not immediately reinvest all Distribution Overages.

For additional information on the Funds’ distributions policies please refer to the section “Dividends and Distributions”.

External Advisory Fees and Annual Change in Target Distribution Per Share

The Funds’ investment model assumes the redemption of shares from your account to pay your financial intermediary a 1.00% fee per year. As a result of such redemptions, you would hold fewer shares of the Funds and the Funds will increase their per share target distribution for subsequent years. However, you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at an increased amount per share, you will own fewer shares.

If your financial intermediary redeems shares prior to the target distribution being paid in the year that you invest in a Fund, you must take into account that redemption in calculating the number of shares to buy. Please see Appendix B for an example of this calculation.

If your financial intermediary redeems shares from your account in an amount that exceeds 1% of your account value in any year, your aggregate distributions in future years will be lower and the amount of your initial investment that may remain at the end of the period will be lower than it otherwise would have been.

The target distributions per share will be reduced in future years to adjust for any Distribution Overages.

In order for you to receive your expected aggregate annual target distributions, you must reinvest all “Distribution Overages”.

If your financial intermediary redeems shares from your account in an amount that exceeds 1% of your account value, your distributions will be lower and the amount of your initial investment that may remain at the end of the period will be lower.

Aggregate Change in Target Distribution Per Share

If there is no Distribution Overage in a particular year, your target distribution per share for the next year will increase as described in “External Advisory Fees and Annual Change in Target Distribution Per Share.” However, if there is a Distribution Overage, your target distribution per share for the next year may decrease or increase depending upon the amount of the decrease in the target distribution per share resulting from the Distribution Overage and the amount of the increase in the target distribution per share resulting from the redemption of shares to pay your financial intermediary. However, assuming you have immediately reinvested the shares you receive from any Distribution Overage, the combination of the two adjustments to the target distribution per share described above are intended to ensure that you receive substantially the same aggregate distribution in the subsequent year as in the previous year. Please see Appendix A for more details.

Investments of the Funds

Each Fund seeks to achieve its objective primarily by investing in the Underlying Funds using a dynamic asset allocation investment strategy. The RIC Underlying Funds currently include the Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Short Duration Bond, Multistrategy Bond, Real Estate Securities, Emerging Markets and Money Market Funds. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (US equity, non-US equity, fixed income, real estate and cash) is represented by an Underlying Fund. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all of the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

The dynamic asset allocation investment strategy used by each Fund to allocate assets among the Underlying Funds is determined pursuant to a quantitative model. While each fund uses the same quantitative model, the model will result in a different asset allocation for each Fund depending upon the value of the factors considered by the model. These factors are the future distributions to be made by a Fund, the per share NAV of a Fund, the time remaining until the end of a Fund’s 10-year or 20-year term and the redemption of shares to pay your financial intermediary an assumed 1.00% external advisory fee. The model is run at the end of each trading day to determine the appropriate asset class allocation. A proprietary formula is then used to determine the appropriate allocation to each Underlying Fund. If the application of this formula yields an asset allocation that exceeds specified tolerance levels, a Fund’s allocation to the Underlying Funds is changed.

The model will generally result in the following allocation changes. If a Fund has investment performance above the performance assumptions in the investment model, the Fund’s investments will shift into Underlying Funds with higher risk and higher potential return. This is because the Fund will have more assets from which to make its target distributions, making it more likely that a Fund will be able to meet its objective of providing a stated annual target distribution. This more aggressive asset allocation is intended to maximize investment return over the remaining life of a Fund and, in the case of the Retirement Distribution Fund and the Extended Distribution Fund, to increase those Funds’ ability to meet their secondary objective of preservation of a portion of capital initially invested. Conversely, investment performance below performance assumptions in the investment model will generally cause a Fund’s portfolio to shift toward a more conservative asset allocation to increase the probability of meeting the Fund’s primary objective of paying its stated target distributions. However, if investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.

The Funds may also invest in fixed income securities issued or guaranteed by the US government or by its agencies and instrumentalities and in index and currency futures and options. It is expected that as a Fund draws near to the end of its 10-year or 20-year term, it may be more effective for the Fund to invest in index and currency futures and options rather than investing in shares of the Underlying Funds. A Fund may use derivatives such as index and currency futures and options as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage or speculative purposes.

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Principal Risks

You should consider the following factors before investing in a Fund:

•	An investment in a Fund, like any investment, has risks. The value of each Fund fluctuates, and you could lose money.

•

Investors who purchase shares in the subsequent years after a Fund’s commencement of operations may not receive the same results as investors who purchase shares during the initial investment period. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period. Consequently, the Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

•

Neither the Funds nor Russell Investment Management Company (“RIMCo”) can offer any assurance that a Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of a Fund to make its target distribution as well as the amount of your initial investment that will remain at the end of a Fund’s 10-year or 20-year term.

•

Each Fund intends to make its target distribution each year, whether or not the Fund realizes income and capital gains sufficient to pay these distributions. To the extent that income and capital gains are insufficient to fund the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Retirement Distribution Fund and the Extended Distribution Fund achieving their secondary objective of preservation of a portion of the capital initially invested.

•

Each Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate prior to the end of its Term.

•

If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk to increase the likelihood that the Fund can make its target distributions.

•

Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies.

•

A Fund is exposed, through the Underlying Funds, to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For further detail on the risks summarized below, please refer to the section “Risks.”

•

The Funds are exposed, through the Underlying Funds, to the risks associated with the multi-manager approach to investing. The investment styles employed by the Underlying Funds’ managers may not be complementary, and the use of a multi-manager approach could result in the Underlying Funds holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with security selection. The securities chosen by RIMCo or a money manager to be in an Underlying Fund’s portfolio may decline in value. Security selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with equity securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•

The Funds’ exposure, through the Underlying Funds, to international investments subjects the Funds to risks posed by political or economic conditions and regulatory requirements of a particular country which may be less stable or mature than in the US.

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•

The Funds are exposed, through the Underlying Funds, to the risks associated with fixed-income securities. Prices of fixed-income securities, including those issued or guaranteed by the US government, rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks. Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. No assurance can be given that the US government will provide financial support to certain US government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, US government obligations may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with fixed-income securities, including mortgage-backed securities. The Funds are primarily exposed, through the Underlying Funds, to debt securities that are rated investment grade as determined by one or more nationally recognized securities rating organizations. However, the Funds may be exposed, through the Underlying Funds, to debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or to unrated securities judged by an Underlying Fund to be of comparable quality. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default.

•	The Funds are exposed, through the Underlying Funds, to the risks associated with high-yield or “junk bonds.”

•

The Funds may invest in derivatives to gain exposure to certain markets. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired.

•	An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

The officers and Trustees of the Funds presently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Funds and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Funds and to the Underlying Funds.

•

These are new Funds without operating history, which may result in additional risk. There can be no assurance that the Funds will grow to an economically viable size, in which case the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon, and risk tolerance before investing in any Fund.

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Other Important Considerations

Not a Complete Solution. The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including what your income or cash flow needs will be, how long you estimate you will need that income or cash flow, what other sources of income or cash flow you may have and, if you are purchasing shares of a Fund in an IRA account, whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions once you reach age 70 1/2.

You should consult your own financial and/or tax advisor to determine whether these Funds are an appropriate investment for you.

End of Term. Once a Fund has reached the end of its 10-year or 20-year Term, that Fund may, depending on the facts and circumstances at the time and contingent upon any required Board approval, be merged into another fund and it will no longer make its target distributions. If a Fund is not merged into another fund, it will no longer make its target distributions and the Fund will liquidate and distribute its remaining assets to shareholders. The Board may liquidate or merge a Fund without shareholder approval.

Early Fund Liquidation. Additionally, a Fund may be liquidated prior to the end of its 10-year or 20-year Term if the assets of that Fund are not sufficient to sustain the continued operations of that Fund or if investment performance is substantially below assumptions in the investment model resulting in a Fund not being able to meet its investment objective(s). If this happens, you will stop receiving the target distributions and the Fund will distribute its remaining assets to shareholders. The Board may liquidate a Fund without shareholder approval.

Buying Shares subsequent to the year a Fund commenced operations. The Term of a Fund is measured from the date the Fund commences operations, not when you purchase shares of a Fund. The Funds are designed primarily for investors who purchase shares in the first few years following the inception of the Funds.

The Funds commenced operation in 2008. If you buy Shares in subsequent years, you will receive distributions for a shorter period of time than shareholders who purchased their shares earlier. You will also have a different payout ratio and percentage of your initial investment remaining at the end of the Term, which may be lower or higher than if your shares had been purchased earlier.

Diversification. Each Fund is a “nondiversified” investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds), and therefore may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, each of the Underlying Funds in which the Funds invest, except the Real Estate Securities Fund, is a diversified investment company, and therefore the Funds are not subject to the risks of greater market fluctuation and price volatility normally associated with nondiversified investment companies.

Direct Investment in the Underlying Funds. You may invest directly in the Underlying Funds in which the Funds invest. However, because of the Funds’ proprietary dynamic asset allocation investment model, investors who invest directly in the Underlying Funds will not be able to replicate the Funds’ investment objectives or strategies.

Funds May Close to New Investors. A Fund may close to new investors under certain circumstances, including, but not limited to, the following: 1) if the net asset value of the Fund becomes so large due to strong market returns that the payout ratio becomes so small as to no longer be meaningful, or 2) if the net asset value of the Fund becomes too low relative to the remaining distributions that there would be a significant risk that future distributions would not be made. Additionally, if a new RIC target distribution fund is launched with a new ten or twenty year term, a Fund may be closed as well. The Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

You should consult your own financial and/or tax advisor to determine whether these Funds are an appropriate investment for you.

A Fund may be liquidated prior to the end of its Term. If this happens you will stop receiving the target distributions.

The Funds commenced operations in 2008. If you buy Shares in subsequent years, you will receive distributions for a shorter period of time than shareholders who purchased their shares earlier.

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Choosing a Fund

Choosing a Fund Based on its Investment Objective and Strategy

Each Fund is managed pursuant to the same quantitative model and employs the same dynamic asset allocation investment strategies. However, the model will result in a different asset allocation for each Fund depending upon the value of the factors considered by the model. These factors are the future distributions to be made by a Fund, the per share NAV of a Fund, the time remaining until the end of a Fund’s 10-year or 20-year term and the redemption of shares to pay your financial intermediary an assumed 1.00% external advisory fee. The allocation of the Funds to the Underlying Funds is determined by this model. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

When selecting a Fund, you must consider how important preservation of capital is to you. The Retirement Distribution Fund and the Extended Distribution Fund are managed with the secondary objective of seeking preservation of a portion of the capital initially invested and RIMCo expects, but cannot guarantee, that a significant portion of your initial investment will remain at the end of the term of those two Funds.

Secondly, you should consider the time period during which you seek to receive distributions. The Retirement Distribution Fund and the Accelerated Distribution Fund seek to provide a stated annual target distribution for 10 years from their inception. The Extended Distribution Fund seeks to provide a stated annual target distribution for 20 years from its inception.

Finally, if you have chosen a Fund that seeks to provide a stated annual target distribution for 10 years from its inception, you must decide whether you prefer an accelerated (higher initial payout ratio) or non-accelerated (lower initial payout ratio) target distribution, bearing in mind that this will have an impact on the amount of your initial investment that may remain at the end of the period. If you seek a higher payout ratio (target distribution per share divided by net asset value per share), you would consider an accelerated target distribution strategy. If you seek the possibility of more of your initial investment remaining at the end of the Fund’s ten year term, you would consider a non-accelerated target distribution strategy. Although the Accelerated Distribution Fund is not managed with the secondary objective of preserving a portion of your initial investment, RIMCo expects, but cannot guarantee, that a portion of your initial investment will remain at the end of the term of the Accelerated Distribution Fund.

These differences are illustrated by the table below:

Fund	Secondary Objective of Capital Preservation	Distribution Term	Payout Ratio[1]
Retirement Distribution Fund	Yes	10 Years	Non-Accelerated
Accelerated Distribution Fund	No	10 Years	Accelerated
Extended Distribution Fund	Yes	20 Years	Non-Accelerated

1	The payout ratio is equal to the target distribution per share divided by the net asset value per share. Because a Fund’s net asset value per share changes daily, each Fund’s payout ratio will change daily. An accelerated payout ratio means a faster distribution (or “decumulation”) of assets. RIMCo expects that an accelerated payout ratio will result in less of your initial investment remaining at the end of a Fund’s Term.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

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Determining How Many Shares to Buy

Once you have selected a Fund, you must then decide how many shares of that Fund you wish to purchase. First, determine the annual distribution amount that you wish to receive. Next, divide that amount by the per share annual target distribution amount of your selected Fund specified above to determine the number of shares you should purchase. Multiply the number of shares by the current NAV per share to determine your initial investment amount. You will need to take into account the redemption of shares from your account to pay your financial intermediary. An example of this calculation is set forth in Appendix B. If you would like assistance with this calculation, please contact your Financial Intermediary.

Performance

Because the Funds are new, performance history and average annual returns for these Funds are not included in this Prospectus. Performance history and average annual returns for all Funds will be available after each Fund has been in operation for one calendar year.

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Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees*	Exchange Fees
All Funds	None	None	None	None	None

*	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

Shareholders in a Fund bear indirectly the proportionate expenses of the Underlying Funds in which the Fund invests. The Funds’ Net Annual Fund Operating Expenses ratios in the table below are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which they invest. These Net Annual Fund Operating Expenses ratios may be higher or lower depending on the allocation of a Fund’s assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds. To the extent that a Fund’s assets decrease over time, that Fund’s gross expense ratio would increase, but the Fund’s net expense ratio would not increase to the extent that RIMCo has agreed to maintain its expense waiver and reimbursement agreements.

	Advisory Fee	Other Expenses*	Acquired (Underlying) Fund Fees and Expenses**	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements##	Net Annual Fund Operating Expenses
Retirement Distribution Fund†	0.20%	0.75%	1.15%	2.10%	(0.95)%	1.15%
Accelerated Distribution Fund†	0.20%	0.75%	0.96%	1.91%	(0.95)%	0.96%
Extended Distribution Fund†	0.20%	0.75%	1.00%	1.95%	(0.95)%	1.00%

†	Because the Funds are new, expenses have been estimated.

*	“Other Expenses” includes an administrative fee of 0.05% of average daily net assets for all Classes of Shares.

**	The Acquired (Underlying) Fund Fees and Expenses reflect the proportionate share of the expenses of the Underlying Funds in which the Funds invest and is based on each Fund’s expected initial allocation to the Underlying Funds.

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	For Retirement Distribution Fund, RIMCo has contractually agreed (1) to waive, at least until February 28, 2009, a portion of its 0.25% advisory and administrative fees, up to the full amount of those fees, equal to the amount by which a Fund’s total annual fund operating expenses exceed the greater of (a) 1.15% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and (2) then to reimburse the Fund for all remaining total annual fund operating expenses, after fee waivers, that exceed the greater of (a) 1.15% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. This waiver and reimbursement does not apply to non-recurring expenses or extraordinary expenses. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion.

For Accelerated Distribution Fund, RIMCo has contractually agreed (1) to waive, at least until February 28, 2009, a portion of its 0.25% advisory and administrative fees, up to the full amount of those fees, equal to the amount by which a Fund’s total annual fund operating expenses exceed the greater of (a) 0.96% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and (2) then to reimburse the Fund for all remaining total annual fund operating expenses, after fee waivers, that exceed the greater of (a) 0.96% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. This waiver and reimbursement does not apply to non-recurring expenses or extraordinary expenses. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion.

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For Extended Distribution Fund, RIMCo has contractually agreed (1) to waive, at least until February 28, 2009, a portion of its 0.25% advisory and administrative fees, up to the full amount of those fees, equal to the amount by which a Fund’s total annual fund operating expenses exceed the greater of (a) 1.00% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis and (2) then to reimburse the Fund for all remaining total annual fund operating expenses, after fee waivers, that exceed the greater of (a) 1.00% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the current “Acquired Funds Fees and Expenses” on an annual basis. This waiver and reimbursement does not apply to non-recurring expenses or extraordinary expenses. This waiver and reimbursement may not be terminated during the relevant period except at the Board’s discretion.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses, which include the indirect expenses of the Underlying Funds, remain the same. The calculation of costs for the one year period takes into account the effect of any current advisory fee waivers and transfer agency fee waivers and reimbursements contractually agreed to by RIMCo through February 28, 2009. The calculation of costs for the three year period takes such advisory fee waivers and transfer agency fee waivers and reimbursements into account only for the first year of the period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years
Retirement Distribution Fund	$117	$566
Accelerated Distribution Fund	98	508
Extended Distribution Fund	102	520

MANAGEMENT OF THE FUNDS AND THE UNDERLYING FUNDS

The Funds’ and Underlying Funds’ investment adviser is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2006, managed over $37.1 billion in 39 mutual fund portfolios. RIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company (“Russell”).

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations that have been selected by the Funds’ adviser or distributor (“Financial Intermediaries”). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide a means for investors to use RIMCo’s and Russell’s “multi-style, multi-manager diversification” investment method and to obtain RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds and Underlying Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the US in Fortune’s corporate reputation survey published in 2006.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds divide responsibility for investment advice between RIMCo and a number of different money managers. RIMCo utilizes the money manager research and other resources of Russell in providing services to the Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Fund assets are invested using a “multi-style, multi-manager diversification” technique.

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Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program suited to meet the investor’s individual needs. RIMCo has long stressed the value of diversification in an investment program, and has offered its advisory expertise in assisting investors on how to design their individual investment program.

Each Fund and Underlying Fund conducts its business through a number of service providers who act on their behalf. RIMCo, the Funds’ and Underlying Funds’ administrator and investment adviser, performs the Funds’ and Underlying Funds’ day to day corporate management and also evaluates and oversees the Underlying Funds’ money managers as more fully described below. Each of the Underlying Fund’s money managers makes investment decisions for the portion of the Underlying Fund assigned to it by RIMCo. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees the money managers and evaluates the performance results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. Except for the Money Market Fund, RIMCo allocates most of each Underlying Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers and for each Underlying Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo’s employees who manage the RIC Funds, oversee the money managers of the RIC Funds and have primary responsibility for the management of the RIC Funds (the “RIMCo Managers”) are:

•

Mark D. Amberson, Portfolio Manager since May 1991. Mr. Amberson was appointed Director of Short-Term Investments in 2001. Mr. Amberson has primary responsibility for the management of the Money Market Fund.

•

Scott Crawshaw, Portfolio Manager since January 2006. From 2004 to 2006, Mr. Crawshaw was a Research Analyst with Russell Investments Limited, an affiliate of RIMCo. From 1998 to 2003, Mr. Crawshaw was a global emerging markets fund manager for ISIS Asset Management PLC. Mr. Crawshaw has primary responsibility for the management of the Emerging Markets Fund.

•

Bruce A. Eidelson, Portfolio Manager since January 2002. Mr. Eidelson is Director, Real Estate Securities. Mr. Eidelson has primary responsibility for the management of the Real Estate Securities Fund.

•

Tereasa Gandhi, Portfolio Manager since January 2006. Before rejoining Russell as a Senior Research Analyst in September 2003, Ms. Gandhi was a consultant on the Russell Developing Managers initiative from February 2003 to September 2003. From 2000 to April 2002, Ms. Gandhi was a Russell client executive for Russell/Mellon Analytical Service’s Strategic Institutional Services Group. Ms. Gandhi has primary responsibility for the management of the Tax-Managed Large Cap and Tax-Managed Mid & Small Cap Funds.

•

Philip Hoffman, Portfolio Manager since June 2004. From 2000 to June 2004, Mr. Hoffman was a Senior Research Analyst where he headed the research of global equity managers. Mr. Hoffman has primary responsibility for the management of the Global Equity Fund.

•	Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Select Value Fund.

•

Jill F. Johnson, Portfolio Manager since May 2004 and Senior Investment Officer since March 2000. From 1995 to 2000, Ms. Johnson was the Principal of JF Johnson Consulting in Seattle and Los Angeles. Ms. Johnson has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Tax-Managed Global Equity, 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds and the Retirement Distribution Fund I — A Shares, Accelerated Distribution Fund I — A Shares, Extended Distribution Fund I — A Shares, Retirement Distribution Fund I — S Shares, Accelerated Distribution Fund I — S Shares and Extended Distribution Fund I — S Shares.

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•	James A. Jornlin, Portfolio Manager since July 1996. Mr. Jornlin has primary responsibility for the management of the International and International Securities Funds.

•

Brian C. Mock, Portfolio Manager since April 2005. From 1998 to 2005, Mr. Mock was a Senior Portfolio Trader. Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Underlying Funds as described under "Investment Objective and Investment Strategies" later in this Prospectus.

•

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. From 1993 to 1999 he was Director of Equity Research. Mr. Monroe has primary responsibility for the management of the Equity Q and Quantitative Equity Funds.

•

Michael R. Ruff, Portfolio Manager since November 2002. From 2000 to 2002, Mr. Ruff was a Research Analyst. From 1998 to 2000, Mr. Ruff was a Senior Technical Analyst. Mr. Ruff has primary responsibility for the management of the Fixed Income I, Fixed Income III, Multistrategy Bond, Short Duration Bond and Tax Exempt Bond Funds.

•

Stephen W. Skatrud, Portfolio Manager since December 2001. From 1999 to December 2001, Mr. Skatrud was a Senior Research Analyst. Mr. Skatrud has primary responsibility for the management of the Select Growth Fund.

•

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the management of the Equity II and Special Growth Funds.

•	Dennis J. Trittin, Portfolio Manager since January 1996. Mr. Trittin has primary responsibility for the management of the Equity I and Diversified Equity Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in the Funds.

Because the Funds are new, the Funds have not paid RIMCo any advisory fees. The annual rate of advisory and administrative fees for the Funds will be paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets, currently at a rate of 0.25%, gross of any fee waivers or reimbursements.

For four of the Underlying Funds, the Diversified Equity Fund, the Quantitative Equity Fund, the International Securities Fund and the Multistrategy Bond Fund, the advisory fee is based on the asset level of the Underlying Funds. The advisory fee rates for these Underlying Funds are as follows:

Diversified Equity Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.73%
Next $3 billion	0.72%
Over $5 billion	0.70%

Quantitative Equity Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.73%
Next $3 billion	0.72%
Over $5 billion	0.70%

International Securities Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.90%
Next $3 billion	0.89%
Over $5 billion	0.87%

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Multistrategy Bond Fund Average Daily Net Assets	Annual Rate
First $2 billion	0.60%
Next $3 billion	0.59%
Over $5 billion	0.57%

In the fiscal year ended October 31, 2006, the aggregate annual rate of the advisory and administrative fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Diversified Equity Fund 0.78%, Special Growth Fund 0.95%, Quantitative Equity Fund 0.78%, International Securities Fund 0.95%, Short Duration Bond Fund 0.50%, Multistrategy Bond Fund 0.65%, Real Estate Securities Fund 0.85%, Emerging Markets Fund 1.20% and Money Market Fund 0.10%. Of this aggregate amount per Underlying Fund, 0.05% is attributable to administrative services.

Because the Global Equity Fund is new, the Global Equity Fund did not pay RIMCo any advisory fees in the fiscal year ended October 31, 2006. The aggregate annual rate of advisory and administrative fees for the Global Equity Fund is 1.00% and these fees are paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets.

In addition to the advisory and administrative fees payable by the Underlying Funds to RIMCo, each Underlying Fund that invests its cash reserves or collateral received in securities lending transactions in RIC’s Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of the Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Money Market Fund pays to RIMCo. Currently, the cash reserves and collateral for all Underlying Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves and collateral invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements).

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds will be available in the first semi-annual or annual report available to shareholders.

THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

Each Underlying Fund allocates most of its assets among the money managers listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Underlying Funds’ adviser, may change the allocation of an Underlying Fund’s assets among money managers at any time. The Underlying Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds’ Board of Trustees (Board), without a shareholder vote. An Underlying Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Underlying Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund. At the same time, however, each money manager must operate within each Underlying Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo. RIMCo develops such constraints for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Underlying Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354.

Each of the following Underlying Funds has a non-fundamental investment objective. This means that each Underlying Fund’s investment objective may be changed by the Board of Trustees of that Underlying Fund without shareholder approval. If an Underlying Fund’s investment objective is changed by its Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in an Underlying Fund’s investment objective shareholders will be provided with reasonable prior notice.

DIVERSIFIED EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Diversified Equity Fund invests primarily in common stocks of medium and large capitalization U.S. companies. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index. On May 31, 2006, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $368.5 billion to $2.0 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index. The Fund may invest in securities of non-U.S. issuers typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

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When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process, substyle and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

SPECIAL GROWTH FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Special Growth Fund invests primarily in common stocks of small and medium capitalization companies most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund defines medium and small capitalization stocks as stocks of those companies represented by the Russell 2500™ Index. On May 31, 2006, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $4.9 billion to $218.4 million. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years and smaller companies, including companies not listed in the Russell 2500™ Index.

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The Fund may invest in securities of non-U.S. issuers typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Up to 15% of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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QUANTITATIVE EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Quantitative Equity Fund invests primarily in common stocks of medium and large capitalization companies which are predominantly U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index. On May 31, 2006, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $368.5 billion to $2.0 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between index reconstitutions and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index. The Fund may invest in securities of non-U.S. issuers typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad section of companies and industries.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000® Index. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. The managers select stocks that are deemed attractive based upon the quantitative models and factors that the managers’ research has found to be predictive of positive excess returns over the long term and may include both growth and value securities. Once a money manager has ranked the securities, it then selects the securities it believes most likely to outperform and constructs, for its segment of the Fund, a portfolio that has risks similar to the Russell 1000® Index. Each money manager performs this process independently from each other money manager.

The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are initially fully collateralized.

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A Fund’s money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by RIMCo.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

INTERNATIONAL SECURITIES FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The International Securities Fund invests primarily in equity securities, including common stocks and preferred stocks, issued by companies domiciled outside the U.S. and in depositary receipts which

19

represent ownership of securities of non-U.S. companies. The Fund’s investments span most of the developed nations of the world (including those in Europe and the Pacific Basin region) to maintain a high degree of diversification among countries and currencies.

The Fund may invest a portion of its assets in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. The Fund considers emerging market countries to include countries other than the U.S. and Canada that are not represented in the MSCI Europe, Australia and Far East (EAFE) Index, the Fund’s benchmark.

The depositary receipts that the Fund may purchase include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

20

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may (though it will not necessarily) use derivatives including country index futures and swaps or currency forwards and swaps to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

GLOBAL EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Global Equity Fund invests primarily in equity securities, including common stocks and preferred stocks, of companies located in a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund may invest its assets in equity securities of companies that are located in emerging markets countries or that derive a majority of their revenues from operations in such countries. These countries include at present every country in the world except the United States, Canada, Japan, Australia, Singapore and Hong Kong and most countries located in Western Europe.

The Fund invests primarily in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. As of December 31, 2006, the market capitalization of companies in the Fund’s benchmark, the MSCI World Index, an index which includes large, medium and small capitalization companies, ranged from approximately $465 billion to $235 million. The Fund may invest in companies and countries not included within the MSCI World Index.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

21

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process, substyle and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund may purchase American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may also engage in foreign currency transactions for speculative purposes. Money managers may purchase or sell foreign currencies, mainly through the use of forward currency contracts, based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund may use equity derivatives such as warrants, stock options, futures or swaps as a substitute for holding physical securities or to facilitate the implementation of its investment strategy.

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

22

SHORT DURATION BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Short Duration Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. In particular, the Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund’s money managers identify sectors of the fixed-income market that they believe are undervalued and focus the Fund’s investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

The Fund invests in certain types of derivative instruments. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures and enter into options, when issued or forward commitment transactions, forward foreign currency contracts and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as high-yield or “junk bonds.”

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

23

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt obligations.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

MULTISTRATEGY BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Multistrategy Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations, and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as high-yield or “junk bonds.” Junk bonds, and to a lesser extent other types of bonds, may sell at a discount and thereby provide opportunities for capital appreciation.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics

24

of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

The Fund invests in certain types of derivative instruments. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures and enter into options, when issued or forward commitment transactions, forward foreign currency contracts and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt securities.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

25

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

REAL ESTATE SECURITIES FUND

Non-Fundamental Investment Objective

Seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, management or sale of residential, commercial or industrial real estate. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in real estate securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund invests primarily in securities of companies, known as real estate investment trusts (REITs), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund primarily invests in companies which are U.S. based. The Fund also invests in non-U.S. companies.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by RIMCo.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund is classified as a “non-diversified fund” under the Investment Company Act. The non-diversified status provides the Fund with greater investment flexibility to respond to consolidation in the Real Estate Investment Trust (“REIT”) industry and to take larger positions in one or more issuers in the REIT industry.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund.

The Fund may also invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a

26

different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

EMERGING MARKETS FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Emerging Markets Fund will primarily invest in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as “Emerging Market Companies.” For purposes of the Fund’s operations, an “emerging market country” is a country having an economy and market that the World Bank or the United Nations considers to be emerging or developing. These countries include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore and most countries located in Western Europe. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in Emerging Market Companies. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least ten different emerging market countries.

The Fund invests in common stocks, and to a lesser extent in preferred stocks, of Emerging Market Companies and in depositary receipts which represent ownership of securities of non-U.S. companies. The Fund’s securities are denominated primarily in foreign currencies and may be held outside the U.S. Securities held by the Fund which are denominated in U.S. dollars are still subject to currency risk.

The depositary receipts that the Fund may purchase include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when it believes it is appropriate to do so, the Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries but which may involve a further layering of expenses or in local access products (also called participation notes) which are securities offered by investment banks that allow foreign investors to get exposure to locally-listed securities.

27

The Fund may (though it will not necessarily) use derivatives including country index futures and swaps or currency forwards and swaps to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles and different investment approaches. Fund assets not allocated to money managers are managed by RIMCo. The Fund focuses mainly on the investment approaches of money managers but also uses three principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market and does not have a systematic bias towards either growth or value stocks.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record, as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

From time to time, the Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time. This kind of agreement is known as a “forward commitment” or as a “when-issued” transaction. The Fund may invest in rights, warrants and convertible fixed-income securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

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MONEY MARKET FUND

Non-Fundamental Investment Objective

Seeks to maximize current income while preserving capital and liquidity.

Principal Investment Strategies

The Money Market Fund invests in a portfolio of high quality money market securities maturing within 397 days or less. However, variable rate securities issued by the U.S. government or its agencies or instrumentalities may have longer maturities. The Fund principally invests in (1) securities issued or guaranteed by the U.S. government or its agencies, (2) securities issued by U.S. and foreign banks, (3) commercial paper including asset-backed commercial paper and (4) short-term debt of U.S. and foreign corporations and trusts. The Fund’s investments may include variable and floating rate securities whose rates are tied to appropriate money market indexes which reset frequently. The Fund may invest in securities issued by registered investment companies that are money market funds. The Money Market Fund may also invest in various types of funding agreements. These agreements are obligations of indebtedness negotiated privately between an investor and an insurance company.

The Fund enters into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by a custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreements and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

Up to 10% of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Fund invests in restricted securities such as securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, but which may be deemed liquid by RIMCo pursuant to the Fund’s policies and procedures. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Money Market Fund seeks to achieve its objective by active security selection consistent with its daily assessment of market and credit risks. This approach begins with a broad review of the economic and political environment. Interest rate forecasts of the investment community and Federal Reserve policy are analyzed to develop an expectation for interest rate trends. Within this framework, the Fund identifies individual securities for investment.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund may purchase investment-grade municipal debt obligations. These obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

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RISKS

An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following section describes types of risks that each Fund is subject to, including risks based on the investments made by the Underlying Funds, and the Funds and Underlying Funds most likely to be affected by each risk. Other Funds and Underlying Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds and Underlying Funds as a whole. Please refer to the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

Principal Fund Risks (All Funds)

•

Investors who purchase shares in the subsequent years after a Fund’s commencement of operations may not receive the same results as investors who purchase shares during the initial investment period. This may include a different payout ratio and/or a different amount of the investor’s initial investment remaining at the end of the period. Consequently, the Funds may close to new investors and to additional investment by existing shareholders (except for re-investment of Distribution Overages) if the Funds determine that such further investment will result in the Funds being less likely to meet their investment objectives.

•

Neither the Funds nor RIMCo can offer any assurance that a Fund will be able to make its target distributions or return all or a portion of your initial investment. Exceptional market returns, both positive and negative, may impact the ability of a Fund to make its target distribution as well as the amount of your initial investment that will remain at the end of a Fund’s 10-year or 20-year term.

•

Each Fund intends to make its target distribution each year, whether or not the Fund realizes income and capital gains sufficient to pay these distributions. To the extent that income and capital gains are insufficient to fund the targeted distributions, the Fund will distribute a portion of invested capital as a return of capital. Substantial return of capital may decrease the likelihood of the Retirement Distribution Fund and the Extended Distribution Fund achieving their secondary objective of preservation of a portion of the capital initially invested.

•

Each Fund seeks to provide a steady, but not guaranteed, level of distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.

•

If investment performance is substantially below assumptions in the investment model such that even a very conservative asset allocation appears unlikely to meet a Fund’s primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distributions.

•

Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies.

•

Neither the Funds nor RIMCo can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Principal Underlying Fund Risks

Multi-Manager Approach

(All Funds (All Underlying Funds))

The investment styles employed by a Fund’s money managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

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Security Selection

(All Funds (All Underlying Funds))

The securities chosen by RIMCo or a money manager to be in a Fund's portfolio may decline in value. Security selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies. The use of the select holdings strategy by certain Funds will amplify those Funds’ security risk and potential underperformance. Despite the Funds’ strategies to achieve positive investment returns regardless of general market conditions, the values of the Funds’ investments will change with market conditions, and so will the value of any investment in the Funds. Investment in the Funds could be lost or the Funds could underperform other investments.

Equity Securities

•	Common Stocks

(All Funds (Underlying Funds: Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Real Estate Securities, Emerging Markets))

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

•	Value Stocks

(All Funds (Underlying Funds: Diversified Equity, Special Growth, International Securities, Global Equity, Emerging Markets))

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•	Growth Stocks

(All Funds (Underlying Funds: Diversified Equity, Special Growth, International Securities, Global Equity, Emerging Markets))

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

•	Market-Oriented Investments

(All Funds (Underlying Funds: Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Emerging Markets))

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

•	Securities of Small Capitalization Companies

(All Funds (Underlying Funds: Special Growth, Global Equity))

Investments in securities of small capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

•	Preferred Stocks

(All Funds (Underlying Funds: International Securities, Global Equity, Emerging Markets))

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors.

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Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

Fixed-Income Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

•	Non-Investment Grade Fixed-Income Securities (High-Yield or “Junk Bonds”)

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

•	Adverse changes in general economic conditions and in the industries in which their issuers are engaged,
•	Changes in the financial condition of their issuers and
•	Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to a Fund.

•	Government Issued or Guaranteed Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond, Money Market))

Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. Bonds issued by non-US governments are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•	Mortgage or Asset Backed Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Prepayment of principal on mortgage and asset backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. A Fund that purchases mortgage backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage backed securities may exhibit additional volatility. This is known as extension risk.

•	Money Market Securities (including instruments of US Banks and Corporations)

(All Funds (Underlying Fund: Money Market)

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

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•	Asset-Backed Commercial Paper

(All Funds (Underlying Fund: Money Market))

Asset-backed commercial paper is subject to the same risks as money market securities generally. In addition, transfer of such securities is usually restricted by the issuer.

•	Funding Agreements

(All Funds (Underlying Fund: Money Market))

Funding agreements are subject to investment risk and credit risk, as are all money market securities. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

International Securities

(All Funds (Underlying Funds: International Securities, Multistrategy Bond, Emerging Markets, Short Duration Bond, Global Equity, Real Estate Securities))

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-US markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-US laws and accounting standards typically are not as comprehensive as they are in the US and there may be less public information available about foreign companies. Non-US securities markets may be less liquid and have fewer transactions than US securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities.

•	Non-US Equity Securities

(All Funds (Underlying Funds: International Securities, Emerging Markets, Global Equity, Real Estate Securities))

Non-US equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

•	Non-US Debt Securities

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

A Fund’s non-US debt securities are typically obligations of sovereign governments and corporations. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•	Emerging Market Countries

(All Funds (Underlying Funds: International Securities, Emerging Markets, Global Equity))

Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. These securities are particularly subject to a risk of loss from political instability. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. The volatility of emerging markets can be significantly higher than other equity asset classes.

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•	Instruments of US and Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond, Money Market))

Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

•	Currency Risk

(All Funds (Underlying Funds: International Securities, Emerging Markets, Short Duration Bond, Multistrategy Bond, Global Equity))

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Funds.

•	Local Access Products

(All Funds (Underlying Fund: Emerging Markets))

Local access products, sometimes called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, currencies or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the Fund’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for swaps, the risk of counterparty default and (vii) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. The Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

Leveraging Risk

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Short Sales

(All Funds (Underlying Fund: Quantitative Equity))

In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily

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a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of section 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g. taking an offsetting long position in the security sold short).

Depositary Receipts

(All Funds (Underlying Funds: Diversified Equity, International Securities, Emerging Markets))

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/ or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Credit and Liquidity Enhancements

(All Funds (Underlying Fund: Money Market))

Third parties issue credit and/or liquidity enhancements generally in the form of letters of credit. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to a Fund and may affect its net asset value.

Repurchase Agreements

(All Funds (Underlying Fund: Money Market))

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Non-Principal Underlying Fund Risks

Repurchase Agreements

(All Funds (Underlying Funds: Short Duration Bond, Multistrategy Bond))

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

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Exposing Cash Reserves to Appropriate Markets

(All Funds (All Underlying Funds, except Real Estate Securities))

By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines.

Illiquid Securities

(All Funds (Underlying Funds: Special Growth, Emerging Markets, Real Estate Securities, Multistrategy Bond, Short Duration Bond, Global Equity, Money Market))

An illiquid security is one without an active secondary market, making it difficult for an owner of the security to sell it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Emerging Markets Debt

(All Funds (Underlying Funds: Multistrategy Bond, Short Duration Bond))

A Fund’s emerging markets debt securities may include obligations of governments and corporations. These securities are particularly subject to a risk of default from political instability. There is also the risk that the emerging markets debt securities will be downgraded in credit rating or go into default.

Securities Lending

(All Underlying Funds)

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to a Fund.

Real Estate Securities

(All Funds (Underlying Funds: Real Estate Securities, Special Growth))

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which a Fund invests, also fluctuates. A Fund that invests in real estate securities is also subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	REITs

(All Funds (Underlying Funds: Real Estate Securities, Special Growth))

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

Municipal Obligations

(All Funds (Underlying Funds: Short Duration Bond, Money Market))

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become

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subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

Derivatives (including Foreign Currency Hedging and Speculative Foreign Currency Transactions)

(All Funds (Underlying Funds: International Securities, Global Equity))

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, regulatory requirements for the Fund to set aside assets to meet its obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in the Fund needing to sell securities at a disadvantageous time. The Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

Depositary Receipts

(Underlying Funds: Global Equity, Real Estate Securities)

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with non-US securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/ or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt.

Fund of Funds Investment Risk

(All Funds (All Underlying Funds))

Certain of the Funds are used as investments for funds of funds which have the same investment adviser as the Funds. These Funds may have a large percentage of their shares owned by such funds of funds. Should RIMCo change the fund of funds’ investment strategies or investment allocations such that a fund of funds invests fewer of its assets in a Fund or a Fund is no longer used as an investment of a fund of funds, that Fund could experience large redemptions of its shares. If these large redemptions occur, a Fund could be required to sell portfolio securities before its money managers would otherwise decide to do so. Large redemptions in a Fund may also result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Non-Diversification Risk

(All Funds (Underlying Fund: Real Estate Securities))

As a non-diversified fund, the Real Estate Securities Fund is subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance

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will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.

Industry Concentration Risk

(All Funds (Underlying Fund: Real Estate Securities))

The Real Estate Securities Fund concentrates its investments in real estate securities, including REITs. By concentrating in a single industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements.

PORTFOLIO TURNOVER

The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Underlying Funds’ money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for an Underlying Fund may be selling a security when another money manager for the Underlying Fund (or for another Underlying Fund) is purchasing the same security. Also, when an Underlying Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates which may result in higher levels of realized gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Underlying Funds, which in certain cases exceed 100%, are available in the Financial Highlights tables in the Prospectuses of the Underlying Funds.

PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Distribution Policy

Each Fund seeks to provide steady, predictable, but not guaranteed, distributions to its shareholders for the Term of the Fund. This is contingent on the Fund having sufficient assets to make such distributions. If a Fund does not have sufficient assets, it will distribute the remaining assets and the Fund will terminate.

Target Distributions

The Funds seek to provide steady, predictable, but not guaranteed, distributions. The Funds’ distribution policy, which may be modified at any time by the Board of Trustees, is to distribute to shareholders the target distributions specified earlier in this Prospectus. A Fund may not have sufficient income to pay its target distributions. Therefore, the Fund’s policy of paying target distributions may result in a return of capital to shareholders. This means that you may receive a portion of your investment back as part or all of an annual target distribution. For more information on return of capital, please refer to Appendix A for an illustration of the impact of a return of capital. In order for you to receive your expected aggregate annual target distributions, you must reinvest all “Distribution Overages” as described below under “Distribution Overages and Annual Reduction of Target Distribution Per Share.”

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Distribution Overages and Annual Reduction of Target Distribution Per Share

The annual distribution will consist of all income from dividends and interest, short-term realized capital gains and long-term realized capital gains (“Required Tax Distributions”). If the Required Tax Distributions for a year are less than the annual target distribution, the annual target distribution will also include a return of capital. If the Required Tax Distributions are greater than the annual target distribution, there will be a “Distribution Overage” and the target distributions per share will be reduced in future years. Any distributions in excess of the stated target distributions are referred to in this Prospectus as “Distribution Overages”.

To the extent that a Fund has Distribution Overages in a particular year, the Fund will reduce its per share target distribution for subsequent years. If you immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares. For this reason, the Funds recommend that shareholders reinvest all Distribution Overages. You may elect not to reinvest your Distribution Overages in the Funds but to invest Distribution Overages elsewhere. However, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, you will not receive the same aggregate distribution in the subsequent year. You will own the same number of shares and the Fund will make distributions at a reduced amount per share. Therefore, if you do not immediately reinvest all Distribution Overages by purchasing additional Fund shares, your aggregate distribution will decrease. Please see Appendix A for an example of how the Funds will calculate their reduced per share distribution amount for the subsequent year and for an example of how your annual distribution will vary if you do not immediately reinvest all Distribution Overages.

Income Dividends

Each Fund distributes substantially all of its net investment income to shareholders each year. The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on an annual basis, with payment being made in mid-December. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months and that are paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Capital Gains Distributions

Each Fund distributes substantially all of its capital gains to shareholders each year. The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional capital gains distribution may be declared and paid by a Fund if required to avoid the imposition of federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing the allocation of its investment in the Underlying Funds.

Return of Capital

If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the Fund. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares.

The Funds may not have sufficient income from dividends and interest and realized capital gains to pay their target distributions. Therefore, the Funds’ policy of paying consistent distributions may result in a return of capital to shareholders. This means that you may receive a portion of your investment back. For more information on return of capital, please refer to Appendix A for an illustration of the impact of a return of capital.

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The discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of a return of capital.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend”. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend”, check a Fund’s distribution dates before you invest. Additionally, because the Funds’ will generally make only one annual distribution, if you purchase shares later in a calendar year, you would generally be taxed on the distribution of the Funds’ income and net gains even though a portion of such amounts may have been earned by the Funds and/or the Underlying Funds prior to your purchase of shares.

Payment of Distributions

Net investment income dividends and capital gains distributions will be declared and paid annually. The Funds will pay dividends and distribution in cash. While these dividends and distributions should be paid to you in cash, your Financial Intermediary may set your account up to have these dividends and distributions automatically reinvested. Reinvestment of dividends and distributions is not appropriate given the Funds' objective of seeking to pay a stated annual target distribution.

The Funds recommend that shareholders reinvest all “Distribution Overages.” As described above under “Distribution Overages and Annual Reduction of Target Distribution Per Share,” each Fund will adjust the future target distribution amount for any Distribution Overages. If you do not reinvest all Distribution Overages, you will experience a decrease in the annual amount of distributions you receive from the Fund.

TAXES

In general, distributions, other than a return of capital, from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Dividends paid from a Fund’s ordinary income and short-term capital gains generally will be taxable to you as ordinary income. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares.

If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of Fund Shares. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in October, November or December to shareholders of record in such a month but paid in January are taxable as if they were paid in December.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is currently taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund and/or an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions, and, in many cases, distributions from non-US corporations. The favorable tax rates on qualified dividend income are currently scheduled to expire after 2010.

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If you are a corporate shareholder, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction if certain holding period and other requirements are met.

The Funds make no representation as to the amount or variability of any Fund’s or Underlying Fund’s capital gains distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-US investors will generally be subject to US withholding and estate taxes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (i.e., the share of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Funds or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

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The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Under the Board-approved Securities Valuation Procedures, the Board has delegated the day-to-day valuation functions to RIMCo. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other mutual funds’ prospectuses.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or dealers (when permitted by the Market Value Procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Fund’s net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the Fair Value Procedures as the movement by any two of four major U.S. Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all markets closed combined); a company event such as a material business development, dividend declaration, stock split or rights offering; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

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CLASS S SHARES

The Funds offer one class of Shares, Class S.

Class S
Key features	• No Front-end sales charge • No Deferred sales charge

Annual 12b-1 fees and service fees	• None

DISTRIBUTION AND PAYMENTS TO FINANCIAL INTERMEDIARIES

Class S Shares participate in neither the Funds’ distribution plan nor the Funds’ shareholder services plan.

RIMCo, in its capacity as the Funds transfer agent or Adviser, or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in recognition of, or to pay a portion of costs related to, marketing, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table.

RIMCo or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, RIMCo also offers them a range of complimentary software tools and educational services. RIMCo provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class S Shares of each Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S Shares are held;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

(3)	clients of Financial Intermediaries who are members of Russell Investment Group;

(4)	individuals pursuant to a Russell or Northwestern Mutual Insurance Company employee investment programs; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares.

The Funds generally do not have the ability to enforce these limitations on access to Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S Shares available to those categories of investors listed above that qualify for access to Class S Shares. However, the Funds will not knowingly sell Class S Shares to any investor not meeting one of the foregoing criteria.

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There is currently no required minimum initial investment for the Funds. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds' Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts. If your Financial Intermediary redeems shares of a Fund to pay for fees you owe your Financial Intermediary, the aggregate target distributions you receive will be smaller.

Generally, you may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited. The Funds may close to new investors for a period of time at the beginning and end of each year in order to calculate and implement any required adjustment to the target distribution.

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e. any difference in the net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

IRA Considerations. The Funds may not be appropriate for all investors. Shareholders who hold a Fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution.

The Funds are not a complete solution to your retirement income needs. You must weigh many factors when considering whether to invest in the Funds, including whether the Fund’s target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in a Fund, you should consider whether to invest non-IRA assets in the Funds or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Funds do not meet your required minimum distributions. If you redeem Shares of a Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. You should consult your tax advisor to determine your required minimum distributions before investing in a Fund.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

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Offering Dates and Times

Orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents are contractually designated by RIMCo to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

EXCHANGE PRIVILEGE

How to Exchange Shares

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus within the same share class on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

An exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

For the Funds the Board of Trustees has adopted frequent trading policies which are described below. The Funds will apply these policies uniformly.

The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as “market timing”, is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and

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redemption or redemption and purchase of shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for “substantive” trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to transactions in a Fund by certain other funds (i.e. funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. The Board of Trustees believes these transactions do not offer the opportunity for price arbitrage.

In applying the policy on limitations on trading activity, the Funds consider the information available to them at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder's redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.

Additionally, to the extent that a Fund invests in an underlying fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These underlying funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that an underlying fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

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Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests in an underlying fund that invests significantly in small cap equity securities investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than underlying funds which invest in highly liquid securities, in part because the underlying fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

The Underlying Funds have similar frequent trading policies. Please see the Prospectuses of the Underlying Funds for further information.

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your Shares will be debited from your account.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your

48

predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Funds will only accept STAMP2000 Medallion Imprints. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

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MONEY MANAGER INFORMATION

The money managers have no affiliations with the Funds or the Funds’ service providers other than their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company.

This section identifies the money managers for the Underlying Funds in which the Funds invest. The Underlying Funds may engage or terminate a money manager at any time, subject to the approval of the Underlying Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Underlying Funds can also be found at www.Russell.com. Assets not allocated to money managers are managed by RIMCo.

Diversified Equity Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arnhold and S. Bleichroeder Advisers, LLC, 1345 Avenue of the Americas, 44th Floor, New York, NY 10105.

Columbus Circle Investors, One Station Place, Metro Center—8th Floor, Stamford, CT 06902.

Institutional Capital LLC, 225 W. Wacker Drive, Suite 2400, Chicago, IL 60606.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-3248.

Schneider Capital Management Corporation, 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087.

Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY 10019.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

Franklin Portfolio Associates, LLC, One Boston Place, 34th Floor, Boston, MA 02108.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Special Growth Fund

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

Gould Investment Partners LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Ranger Investment Management, L.P., 300 Crescent Court, Suite 1100, Dallas, TX 75201.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100, Portland, OR 97204.

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Real Estate Securities Fund

AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, Boston, MA 02210-2021.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

Heitman Real Estate Securities LLC, 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240.

RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago IL 60611.

International Securities Fund

AllianceBerstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202.

MFS Institutional Advisors, Inc. 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Mondrian Investment Partners Ltd., 10 Gresham Street, 5th Floor, London EC2V 7JD United Kingdom.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor, Cambridge MA 02138.

Genesis Asset Managers, LLP, 21 Knightsbridge, London SWIX 7LY United Kingdom .

Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

Global Equity Fund

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

Gartmore Global Partners, 8 Fenchurch Place, London EC3M 4PB United Kingdom.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

Multistrategy Bond Fund

Bear Stearns Asset Management Inc., 237 Park Avenue, New York, NY10017.

Drake Capital Management, LLC, 660 Madison Avenue, 16th Floor, New York, NY 10021.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Logan Circle Partners, L.P., 161 Washington Street, 8 Tower Bridge, Suite 500, Conshohocken, PA 19428.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

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Short Duration Bond Fund

Logan Circle Partners, L.P., 161 Washington Street, 8 Tower Bridge, Suite 500, Conshohocken, PA 19428.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

STW Fixed Income Management, 6185 Carpinteria Avenue, Carpinteria, CA 93013.

Money Market Fund

Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Underlying Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

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APPENDIX A

EXAMPLE: Impact Of Distribution Overages And Return Of Capital

Scenario 1A below illustrates a scenario where there is a Distribution Overage which you immediately reinvest.

Scenario 1B below illustrates the same scenario as Scenario 1A except that you do not reinvest the Distribution Overages you received. Note that in this example, your expected aggregate target distribution in Year 2 goes down to $58,825 because you did not immediately reinvest your Distribution Overage.

Scenario 2 below illustrates a different scenario where there is a return of capital. Note that in this example, your market value at the end of the year goes down to $971,190 because the example assumes a portion of your initial investment was sold to pay your financial intermediary an external advisory fee (the “External Advisory Fee”) and another portion was returned to you. See Footnote (a) on the next page.

Each scenario is for illustrative purposes only and does not reflect any anticipated outcome. These examples assume a hypothetical rate of return which may or may not ever be achieved by a Fund. The hypothetical rate of return for Scenario 1A is 8%. The hypothetical rate of return for Scenario 1B is 8%. The hypothetical rate of return for Scenario 2 is 4.1%.

	Scenario 1A Distribution Overages Immediately Reinvested	Scenario 1B Distribution Overages Not Reinvested	Scenario 2 Return of Capital
Initial Investment	$1,000,000	$1,000,000	$1,000,000
Fund Values (per share):
Initial NAV	$10.00	$10.00	$10.00
Year 1 Target Distribution	$0.60	$0.60	$0.60
Year 1 Income	$0.68	$0.68	$0.41
Year 1 Capital Gains	$0.12	$0.12	$0.00
Year 1 Return of Capital	$0.00	$0.00	$0.19

Year 1 Total distributions received	$0.80	$0.80	$0.60

Distribution Overage	$0.20	$0.20	$0.00
NAV prior to distributions (Beginning NAV + Income + Capital)	$10.80	$10.80	$10.41
NAV after distributions (Beginning NAV + Income + Capital – Total distributions)	$10.00	$10.00	$9.81
Cash received (based on total shares owned)
Net Investment Income	$68,000	$68,000	$41,000
Return of Capital	—	—	$19,000
Capital gains	$12,000	$12,000	—
Shares Owned
Original Number of Shares Owned	100,000	100,000	100,000
Number of Shares Sold to pay External Advisory Fee (see detail calculations #4 below)(c)	(1,000)	(1,000)	(1,000)

New Number of Shares Owned after Sale for External Advisory Fee but before Reinvestment of shares from Distribution Overage	99,000	99,000	99,000
Number of shares received from reinvestment of Distribution Overage (see detail calculation #1 below)	2,000	0	0
New Number of Shares Owned after redemption of shares for External Advisory Fee and reinvestment of shares from Distribution Overage	101,000	99,000	99,000

Year 2 Adjusted Target Distribution per share (see detail calculations #2 and #3 below)	$0.5942	$0.5942	$0.6061
Expected Shareholder Aggregate Target Distribution in year 2(b)	$60,000	$58,825	$60,000
Market Value(a) at end of year 1	$1,010,000	$990,000	$971,190

Footnotes:

(a)	Unrealized Capital Gains or Losses, which also affect the NAV and the market value of your investment, are not shown in these scenarios since they do not otherwise affect the distribution calculations.
(b)	In any instance where there is a Distribution Overage that you reinvest to purchase additional shares, rounding differences may cause your expected aggregate target distribution in year 2 to vary slightly from year 1. Rounding differences may also occur as a result of shares sold to pay an External Advisory Fee.
(c)	This example assumes that shares are sold to pay the External Advisory Fee after the fund pays its target distribution for the year.

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1.	Distribution Overage Shares Reinvested Calculation: Distribution Overages ÷ NAV after distribution

Shares issued from Reinvestment of Capital Gains = 12,000 ÷ 10.00 = 1,200 shares

Shares issued from Reinvestment of Income = 8,000 ÷ 10.00 = 800 shares

2.	Adjusted Target Distribution Calculation Following Distribution Overages

As described in the Prospectus, Distribution Overages reduce the target distribution on a going forward basis. The assumed External Advisory Fee adjustment, however, increases it. The target distribution is adjusted according to the following formula:

New_T_Dist = Old_T_Dist * [Distribution Overage Adjustment Factor] * [External Advisory Fee Adjustment Factor]

Distribution Overage Adjustment Factor = New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))

External Advisory Fee Adjustment Factor = 1 ÷ 0.99

Thus,

New T Dist = Old_T_Dist * [New_NAV ÷ (New_NAV + (Total Dist Paid – Target Dist))] * [1 ÷ 0.99]

where:

New_T_Dist = New (future period) target distribution amount

Old_T_Dist = Old (current period) target distribution amount

New_NAV = The NAV immediately after the distribution

The Distribution Overage Adjustment Factor is the ratio of the new NAV to the sum of the New NAV and the amount of the Distribution Overage.

The External Advisory Fee Adjustment Factor is the ratio required to offset the effect of the 1% assumed External Advisory Fee.

In Scenarios 1A and 1B above, the target distribution was adjusted to $0.5942 as follows:

0.5942 = 0.60 * [10.00 ÷ (10.00 + (0.80 – 0.60))] * [1 ÷ 0.99]

3.	Adjusted Target Distribution Calculation in years with no Distribution Overage

No Distribution Overage Adjustment Factor is required in years in which there is no Distribution Overage, so in these years the target distribution on a going forward basis is adjusted according to the following formula:

New_T_Dist = Old_T_Dist * [External Advisory Fee Adjustment Factor]

New_T_Dist = Old_T_Dist * [1 ÷ 0.99]

where:

New_T_Dist = New (future period) target distribution amount

Old_T_Dist = Old (current period) target distribution amount

In Scenario 2 above, the target distribution was adjusted to $0.6061 as follows:

0.6061 = 0.60 * [1 ÷ 0.99]

4.	Shares sold for assumed External Advisory Fee calculation:

The assumed External Advisory Fee is 1% per year.

Shares sold for assumed External Advisory Fee = [100,000 * 0.01 = 1,000 shares]

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APPENDIX B

How To Calculate Your Initial Investment

If the annual distribution amount you wish to receive is	$30,000
Divide this number by the per share target distribution amount*	÷0.60
To get the number of shares you need to purchase	50,000
Multiply the number of shares by the current NAV	x$10.00
To get your net amount invested	$500,000
If a sale of shares is required to pay the External Advisory Fee before the next payment of the target distribution, then
Divide by 0.99	÷0.99
To get your initial investment	$505,051

*	This calculation uses the target distribution for the Extended Distribution Fund. If you purchase a different Fund, you will need to use that Fund’s target distribution in this calculation.

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The following notice does not constitute part of and is not incorporated into the Prospectus

NOTICE OF PRIVACY AND SECURITY

RUSSELL INVESTMENT GROUP

The Russell Investment Group has a long history of respecting every individual’s right to the privacy of his or her personal information. We consider our relationship with consumers to be a very valuable asset. You should know that we do not sell or rent to anyone the information you have entrusted to us. In addition, we do not share your information with marketers outside the Russell Investment Group.

This notice describes our privacy policy and security procedures, which are designed to cover all personally identifiable information. As required by law, we will advise you of our privacy policy and security procedures at least once annually and at any time there is a material change.

CONFIDENTIALITY AND SECURITY

Confidentiality and privacy of personal information are responsibilities we have always taken very seriously. We have and maintain strict policies and procedures to protect the confidentiality of your information during all stages of your relationship with us. For example, our associates are bound by a Code of Ethics that requires them to treat all personal information as confidential, and they are subject to disciplinary action if they fail to follow this Code. In addition, we maintain physical, electronic and procedural safeguards to protect your personal information from unauthorized access and anticipated threats or hazards. Access to your information by our employees and other representatives is restricted to those individuals having a business need for such information in order to service your account.

INFORMATION WE MAY COLLECT AND USE

In order to service your account, from time to time, we collect non-public personal information about you from the following sources:

•	Information we or our agents receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, our agents or others. Other information may, from time to time, be provided to us as we facilitate transactions that you have requested.

INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and third parties as permitted by law. Some instances when we have shared information include:

•	Disclosing information to a third party to process account transactions that you request or authorize;

•	Disclosing information to an affiliate to process accounting statements that you request or authorize;

•	Disclosing your name and address to companies that mail fund-related materials such as shareholder reports; and

•	Disclosing information in connection with legal proceedings.

In situations where we have shared information with third parties, they are contractually obligated to keep the information that we provide to them confidential, and are not permitted to use the information for any purpose other than to assist in the servicing of your account.

RUSSELL INVESTMENT GROUP

The following is a list of the members of the Russell Investment Group to which this policy applies:

•	U.S. open-end or private funds managed or advised by a member of the Russell Investment Group, including Russell Investment Company or Russell Investment Funds

•	Frank Russell Company

•	Russell Real Estate Advisors Inc.

•	Russell Implementation Services Inc.

•	Russell Investment Management Company

•	Russell Trust Company

•	Russell International Services Company Inc.

•	Russell Investments Delaware Inc.

•	Russell Fund Distributors, Inc.

•	Pantheon Ventures Inc.

•	Russell Institutional Services Inc.

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For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds and the Underlying Funds, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-439-3495

The Funds’ and the Underlying Funds’ SAI and annual and semi-annual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Household mailings. Each year you will automatically be sent an updated prospectus and annual and semi-annual reports (when they are available) for the funds. You may also occasionally receive notifications of prospectus changes and proxy statements for the funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds and the Underlying Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

RUSSELL INVESTMENT COMPANY

Distributor: Russell Fund Distributors, Inc.

Russell Investment Company’s SEC File No. 811-03153

36-08-189 (1107)

RUSSELL INVESTMENT COMPANY*

909 A Street

Tacoma, Washington 98402

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

Retirement Distribution Series

Funds of Funds

SAI Dated November 21, 2007

As supplemented November 29, 2007

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate prospectuses.

This Statement of Additional Information (“Statement”) is not a Prospectus; this Statement should be read in conjunction with the Funds of Funds’ Prospectuses, which may be obtained without charge by telephoning or writing RIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference the Underlying Funds’ Annual Report to Shareholders for the year ended October 31, 2006 and the Semi-Annual Report to Shareholders for the period ended April 30, 2007. Copies of the Underlying Funds’ Annual and Semi-Annual Reports are available free of charge by calling Russell Investment Services at the above number.

This Statement describes the Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares, Extended Distribution Fund I – A Shares, Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares, and Extended Distribution Fund I – S Shares (collectively, the “Funds of Funds” or the “LifePoints Retirement Distribution Funds”)), each of which invests in different combinations of other funds (the “Underlying Funds”) which invests in different combinations of stocks, bonds and cash equivalents.

FUND	INCEPTION DATE	PROSPECTUS DATE
Retirement Distribution Fund I – A Shares	November 21, 2007	November 21, 2007#
Accelerated Distribution Fund I – A Shares	November 21, 2007	November 21, 2007#
Extended Distribution Fund I – A Shares	November 21, 2007	November 21, 2007#
Retirement Distribution Fund I – S Shares	November 21, 2007	November 21, 2007#
Accelerated Distribution Fund I – S Shares	November 21, 2007	November 21, 2007#
Extended Distribution Fund I – S Shares	November 21, 2007	November 21, 2007#

*	On July 1, 2006 Frank Russell Investment Company (“FRIC”) changed its name to Russell Investment Company (“RIC”).
#	As supplemented November 29, 2007.

1

The Underlying Funds in which the Funds of Funds currently invest commenced operations on the dates indicated below:

FUND	INCEPTION DATE
Diversified Equity Fund	September 5, 1985
Special Growth Fund	September 5, 1985
Quantitative Equity Fund	May 15, 1987
International Securities Fund	September 5, 1985
Global Equity Fund	February 28, 2007
Short Duration Bond Fund*	October 30, 1981
Multistrategy Bond Fund	January 29, 1993
Real Estate Securities Fund	July 28, 1989
Emerging Markets Fund	January 29, 1993
Money Market Fund	October 15, 1981

*	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund.

The Retirement Distribution Fund I – A Shares, Accelerated Distribution Fund I – A Shares and the Extended Distribution Fund I – A Shares offer A Shares and the Retirement Distribution Fund I – S Shares, Accelerated Distribution Fund I – S Shares and the Extended Distribution Fund I – S Shares offer S Shares.

Unless otherwise indicated, this Statement relates to all Shares of the Funds of Funds.

2

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under an Amended and Restated Master Trust Agreement dated August 19, 2002, as amended, and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. RIC is a registered open-end management investment company. Each of the Funds of Funds is a nondiversified investment company for purposes of the Investment Company act of 1940 as amended (the “1940 Act”) because they invest in the securities of a limited number of issuers (i.e. the Underlying Funds). Each of the Underlying Funds in which the Funds invest, except the Real Estate Securities Fund, is a diversified investment company. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio – a “Fund.” Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.

RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. The A Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds of Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund of Funds may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund of Funds and that every written agreement, obligation or other undertaking of the Funds of Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund of Funds and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund of Funds itself would be unable to meet its obligations.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell” or any variation.

SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIC, and hold office for life unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC.

The Funds of Funds currently have no shareholders.

For information in this regard with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds of Funds, including reviewing and approving the Funds of Funds’ contracts with Russell Investment Management Company (“RIMCo”), the Funds of Funds’ adviser, and the money managers for the Underlying Funds. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There are six Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The officers, all of whom are employed by RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The trustees and officers of the Funds of Funds also serve in similar positions with the Underlying Funds. Thus, if the interests of one of the Funds of Funds and the Underlying Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds of Funds’ accounting and financial reporting policies and practices and their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds of Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds of Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds of Funds’ records and the safekeeping arrangements of RIC’s custodian, reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting

Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine and Ms. Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2006, the Audit Committee held four meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership (the Committee will not consider nominees recommended by Shareholders of the Funds of Funds); (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds of Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2006, the Nominating and Governance Committee held two meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds of Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Ms. Julie W. Weston and Messrs. Thaddas L. Alston, Jack R. Thompson and Greg J. Stark. For the fiscal year ending October 31, 2006, the Investment Committee held three meetings.

RIC paid $907,207 in the aggregate for the fiscal year ended October 31, 2006 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Fund and Principal Variable Contracts Fund (investment companies) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distributions Committee, WM Group of Funds, 1999-2006	47	• Director, Avista Corp (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of the Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001-2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979-2001, Audit and Accounting Partner, Pricewaterhouse Coopers LLP	47	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jonathan Fine, Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	Director, Sparx Japan Fund (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee, 2006	47	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	47	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	47	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•     Chief Compliance Officer, RIC

•     Chief Compliance Officer, RIF

•     Chief Compliance Officer, RIMCo

•     April 2002-May 2005, Manager, Global Regulatory Policy

•     1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•     President and CEO, RIC and RIF

•     Chairman of the Board, President and CEO, RIMCo

•     Chairman of the Board, President and CEO, RFD

•     Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•     Until 2004, Managing Director of Individual Investor Services, FRC

•     2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Secretary, FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

INTERESTED TRUSTEES	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
Lynn L. Anderson*	$0	$0	$0	$0
Michael J. Phillips**	$0	$0	$0	$0
Greg J. Stark***	$0	$0	$0	$0

INDEPENDENT TRUSTEES
Thaddas L. Alston#	$41,362	$0	$0	$43,000
Kristianne Blake	$139,880	$0	$0	$145,500
Daniel P. Connealy	$99,983	$0	$0	$104,000
Jonathan Fine	$87,966	$0	$0	$91,500
Raymond P. Tennison, Jr.	$90,369	$0	$0	$94,000
Jack R. Thompson	$88,446	$0	$0	$92,000
Julie W. Weston	$94,696	$0	$0	$98,500

TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson##	$94,696	$0	$0	$98,500
Paul Anton, PhD.	$39,994	$0	$0	$41,600
William E. Baxter	$39,994	$0	$0	$41,600
Lee C. Gingrich###	$49,827	$0	$0	$51,833
Eleanor W. Palmer	$39,994	$0	$0	$41,600

*	Effective December 31, 2005, Mr. Lynn Anderson retired from the Board of Trustees.
**	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees.
***	Mr. Stark was elected to the RIC Board of Trustees effective October 4, 2007.
#	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.
##	Mr. Paul Anderson was elected Trustee Emeritus effective January 1, 2007.
###	Mr. Gingrich was elected Trustee Emeritus effective January 1, 2006.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

INTERESTED TRUSTEES	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
Michael J. Phillips*	None	$50,001-$100,000
Greg J. Stark**	None	Over $100,000

INDEPENDENT TRUSTEES
Thaddas L. Alston***	None	None
Kristianne Blake	None	Over $100,000
Daniel P. Connealy	None	Over $100,000
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	$50,001-$100,000
Julie W. Weston	None	$50,001-$100,000

TRUSTEES EMERITUS
George F. Russell, Jr.	None	None
Paul E. Anderson	None	Over $100,000
Paul Anton, Ph.D.	None	Over $100,000
William E. Baxter	None	$1-$10,000
Lee C. Gingrich	None	Over $100,000
Eleanor W. Palmer	None	None

*	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees.
**	Mr. Stark was elected to the RIC Board of Trustees effective October 4, 2007. The securities beneficially owned by Mr. Stark are as of October 23, 2007.
***	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.

OPERATION OF RIC

SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company

Adviser, Administrator and Transfer and Dividend Disbursing Agent	Russell Investment Management Company

Money Managers for the Underlying Funds	Multiple professional discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company

MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services, to RIC and RIMCo as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services.

FRC provides comprehensive money manager evaluation services to institutional clients, including RIMCo. FRC provides other services to large pools of investment assets, including: (i) investment management services for Russell subsidiary-sponsored funds; and (ii) transition management and portfolio implementation services.

As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

ADVISER AND ADMINISTRATOR. RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds of Funds and Underlying Funds, including developing the investment program for each Fund of Funds and Underlying Fund. RIMCo, with the assistance of FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties such as the money managers (in the case of the Underlying Funds) and custodian.

Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund of Funds among the Underlying Funds, RIMCo may have a conflict of interest. It is the policy of RIMCo to manage each Fund of Fund and Underlying Fund in the best interests of its shareholders. To this end, RIMCo requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell’s Investment Strategy Committee based on the recommendation’s investment merits.

RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees the money managers and evaluates the performance results. All assets of the Funds of Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. Except for the Money Market Fund, RIMCo allocates most of each Underlying Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers and for each Underlying Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Each of the Funds of Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds.

No shares of the LifePoints Retirement Distribution Funds were issued during the fiscal years ended October 31, 2006, 2005 or 2004, and therefore, the LifePoints Retirement Distribution Funds did not pay RIMCo any advisory fees for those fiscal years.

While RIMCo will perform investment advisory services for the Funds of Funds, RIMCo has contractually agreed to waive a portion of each LifePoints Retirement Distribution Fund’s advisory fees through February 28, 2009 to the extent that the expenses of a LifePoints Retirement Distribution Fund exceeds its respective expense cap. If this arrangement is discontinued, Fund of Funds expenses may increase.

Each of the Funds of Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest.

The Underlying Funds in which the Funds of Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2006, 2005, and 2004, respectively:

				Annual rate
Fund	$Amount Paid			(as a % of average daily net assets)
	2006	2005	2004	2006	2005	2004
Diversified Equity	$23,621,115	$17,834,938	$13,435,580	0.73%	0.73%	0.73%
Special Growth	9,554,277	8,092,790	6,689,189	0.90%	0.90%	0.90%
Quantitative Equity	24,355,453	18,600,421	14,320,815	0.73%	0.73%	0.73%
International Securities	26,954,023	19,548,964	14,088,594	0.90%	0.90%	0.90%
Global Equity*	N/A	N/A	N/A	N/A	N/A	N/A
Real Estate Securities	14,117,404	11,429,600	8,495,904	0.80%	0.80%	0.80%
Multistrategy Bond	13,388,732	9,887,816	6,981,735	0.60%	0.60%	0.60%
Emerging Markets	11,961,392	8,499,025	5,680,194	1.15%	1.15%	1.15%
Short Duration Bond	5,172,197	5,437,276	4,915,805	0.45%	0.45%	0.45%
Money Market	7,373,062	5,919,767	5,721,202	0.20%	0.20%	0.20%

*	Since no shares of the Global Equity Fund were issued during the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004 that Underlying Fund did not pay RIMCo any advisory fees.

RIMCo has contractually agreed to waive all or a portion of its combined advisory and administrative fees for certain Underlying Funds. This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on an Underlying Fund’s average daily net assets.

The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

Effective March 1, 2007, for the Short Duration Bond Fund, RIMCo has contractually agreed to waive, at least until February 28, 2008, up to the full amount of its 0.50% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Short Duration Bond Fund, RIMCo had contractually agreed to waive, between March 1, 2003 and February 29, 2004, up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.52% of average daily net assets of that Fund on an annual basis. Until February 28, 2003, RIMCo had contractually agreed to waive up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.47% of average daily net assets of that Fund on an annual basis. Fund-level expenses for the Fund do not include administrative fees, 12b-1 fees or shareholder services fees. RIMCo waived fees in the amount of $293,361 for the fiscal year ended October 31, 2004. There was no reimbursement for expenses over the cap in the fiscal years ended October 31, 2004, 2005 and 2006. As a result of the waivers, the Fund paid advisory and administrative fees of $5,168,645 for the fiscal year ended October 31, 2004.

For the Money Market Fund, RIMCo has contractually agreed to waive, until February 28, 2008, 0.15% of its 0.25% combined advisory and administrative fee. RIMCo waived fees in the amounts of $4,303,054,

$4,424,757 and $5,529,795 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively. As a result of the waivers, the Fund paid advisory and administrative fees equal to $2,836,296, $2,974,952 and $3,836,296 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo with respect to the Underlying Funds:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2006	2005	2004	2006	2005	2004
Diversified Equity	$16,734,198	$12,476,501	$9,538,985	0.52%	0.51%	0.52%
Special Growth	5,057,933	4,343,908	3,668,372	0.48%	0.48%	0.49%
Quantitative Equity	20,034,195	15,063,701	11,420,719	0.60%	0.59%	0.58%
International Securities	18,085,404	13,129,587	9,353,876	0.60%	0.60%	0.60%
Global Equity*	N/A			N/A
Real Estate Securities	10,033,298	8,033,791	5,878,630	0.57%	0.56%	0.55%
Multistrategy Bond	10,777,185	7,961,513	5,524,967	0.48%	0.48%	0.47%
Emerging Markets	6,976,508	4,812,407	3,112,728	0.67%	0.65%	0.63%
Short Duration Bond	3,678,839	3,882,962	3,457,651	0.32%	0.32%	0.32%
Money Market	7,373,062	5,919,767	5,721,202	0.20%	0.20%	0.20%

*	Since no shares of the Global Equity Fund were issued during the fiscal years ending October 31, 2006, October 31, 2005 and October 31, 2004, that Underlying Fund paid no advisory fees to money managers.

RIMCo is a wholly owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIC Funds of Funds and Underlying Funds, oversee the money managers of the RIC Underlying Funds and have primary responsibility for the management of the Funds of Funds and Underlying Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses for the RIMCo Managers of the Funds of Funds are based on their management of the Fund of Funds consistent with the Fund's objectives. The RIMCo Managers for the Funds of Funds are evaluated on an ongoing basis with respect to achieving each Fund of Fund’s objectives and guidelines, identifying and implementing allocation changes when necessary, and liaising between business units and fund performance groups to help insure that reports reflect market needs. RIMCo Manager evaluations are conducted by asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the regional chief investment officers. Russell's compensation committee approves salaries and bonuses after the regional chief investment officers' recommendations have been reviewed by the Chief Investment Officer.

Profit sharing contributions are made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.

RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY RIMCO MANAGERS IN THE FUNDS OF FUNDS THEY MANAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

RIMCO MANAGERS OF THE FUNDS OF FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND OF FUNDS MANAGED BY THE RIMCO MANAGER
Jill F. Johnson	None	Retirement Distribution Fund I – A Shares
	None	Accelerated Distribution Fund I – A Shares
	None	Extended Distribution Fund I – A Shares
	None	Retirement Distribution Fund I – S Shares
	None	Accelerated Distribution Fund I – S Shares
	None	Extended Distribution Fund I – S Shares

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process, which includes money manager selection and allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the Asset Class Directors who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the Asset Class Director and the ISC must review and ratify the recommendations.

OTHER ACCOUNTS MANAGED BY RIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF MAY 31, 2007

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Jill F. Johnson	16	$13,787.4	0	$0	0	$0	$13,787.40

Further information on the RIMCo Managers of the Underlying Funds is available in the Underlying Funds’ Statement of Additional Information.

MONEY MANAGERS. Except with respect to the Money Market Fund, the money managers of the Underlying Funds are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of an Underlying Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisors or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2004, 2005 and 2006, management fees paid to the money managers of the Underlying Funds were:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2006	2005	2004	2006	2005	2004
Diversified Equity	$6,886,917	$5,358,437	$3,896,595	0.21%	0.22%	0.21%
Special Growth	4,496,344	3,748,882	3,020,817	0.42%	0.42%	0.41%
Quantitative Equity	4,321,258	3,536,720	2,900,096	0.13%	0.14%	0.15%
International Securities	8,868,619	6,419,377	4,734,718	0.30%	0.30%	0.30%
Global Equity*	N/A	N/A	N/A	N/A	N/A	N/A
Real Estate Securities	4,084,106	3,395,809	2,617,274	0.23%	0.24%	0.25%
Multistrategy Bond	2,611,547	1,926,303	1,456,768	0.12%	0.12%	0.13%
Emerging Markets	4,984,884	3,686,618	2,567,466	0.48%	0.50%	0.52%
Short Duration Bond	1,493,358	1,554,314	1,458,154	0.13%	0.13%	0.13%

*	Since no shares of the Global Equity Fund were issued during the fiscal years ended October 31, 2006, 2005 and 2004, that Underlying Fund did not pay any management fee to the money managers.

Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker- dealer affiliates that execute portfolio transaction for the Funds.

DISTRIBUTOR. Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds of Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund of Funds shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian for RIC. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:

CUSTODY

Domestic Custody (Underlying Funds)

•	First $10 billion in average daily net assets – 0.005%,

•	Over $10 billion – 0.004%.

Global Custody (Underlying Funds)

•	First $1 billion in month end net assets – 0.06% - 0.35% depending on the geographic classification of the investments in the international funds,

•	Over $1 billion – 0.03% - 0.35% depending on the geographic classification of the investments in the international funds; and

•	A transaction charge ranging from $20 - $110 depending on the geographic classification of the investments in the international funds.

All Custody (Underlying Funds)

•	Portfolio transaction charges range from $5.00 - $25.00 depending on the type of transaction;

•	Futures and Options charges are $5.00;

•	Monthly pricing fees of $375.00 per portfolio and $8.25 per security (not applicable to money market funds);

•	Annual fee of $4,000 per fund using fair valuation pricing service;

•	On-line access charges of $2,500 per fund; and

•

Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on cash reserves will be used to offset the Funds’ custodian expense.

All Custody (Funds of Funds)

•

Portfolio transaction charges for the Funds of Funds are equal to $5.00 each. In addition, interest earned on cash reserves will be used to offset the Funds of Funds’ and Underlying Funds’ custodian expense, as applicable.

FUND ACCOUNTING (subject to a minimum fund accounting fee per fund of $30,000):

Domestic Fund Accounting (Underlying Funds)

•	$7,500 per portfolio; and

•	0.0125% of month end net assets.

International Fund Accounting (Underlying Funds)

•	$7,500 per portfolio per year; and

•	0.02% of month end net assets.

Funds of Funds Accounting

•	$3,100 annually per fund of funds.

Yield Calculation Services (Underlying Funds)

•	$4,200 per fixed income fund.

Tax Accounting Services

•	$3,000 per fund annually (not applicable to money market funds).

•	Wash sales $3,000 per fund annually (not applicable to money market funds).

•	Qualified dividend income reporting $500 per fund (for up to 3 reports per fund in a calendar year).

Loan Servicing (Underlying Funds)

Fees are billed monthly and will be the greater of the Per Loan Calculation or the Asset Based Calculation detailed below:

Per Loan Calculation

•	Minimum monthly charge for a Fund that holds up to 5 loans – $750

•	Minimum monthly charge for a Fund that holds up to 10 loans – $1,000

•	Minimum monthly charge for a Fund that holds up to 15 loans – $1,500

•	Minimum monthly charge for a Fund that holds up to 25 loans – $2,500

•	Minimum monthly charge for a Fund that holds up to 50 loans – $3,750

•	Monthly additional per loan charge in excess of 50 loans – $55

Asset Based Fee

•	First $500 million in loan assets – 3.0 basis points

•	Next $500 million in loan assets – 2.5 basis points

•	Excess thereafter – 2.0 basis points

•	Incoming wire charge – $5.00

•	Outgoing wire charge – $5.25

Multiple Class Charges. In addition to the charges listed above, the Underlying Funds and the Funds of Funds pay multiple class charges as follows: 1 class, no charge; each additional class, $5,100 annually per class.

The mailing address for State Street Bank and Trust Company is: Josiah Quincy Building, 200 Newport Avenue, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. RIMCo serves as transfer and dividend disbursing agent for RIC. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIMCo retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. RIC has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. RIC, RIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Underlying Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager’s Code of Ethics permits personnel covered by the Code of Ethics to invest in securities and, where appropriate, to invest in securities in which an Underlying Fund advised by that Money Manager may invest.

Money Manager	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
AEW Management and Advisors, L.P.	Yes	No	Yes

AllianceBernstein L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Altrinsic Global Advisors, LLC	Yes	No	Yes

AQR Capital Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes

Arnhold and S. Bleichroeder Advisers, LLC	Yes	Yes, subject to blackout periods	Yes

Aronson + Johnson + Ortiz, LP	Yes	Yes, subject to blackout periods	Yes

Arrowstreet Capital, Limited Partnership	Yes	Yes, subject to blackout periods	Yes

Axiom International Investors LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Bear Stearns Asset Management Inc.	Yes	Yes, subject to blackout periods	Yes

ClariVest Asset Management, LLC	Yes	No	Yes

Cohen & Steers Capital Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Money Manager	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Columbus Circle Investors	Yes	Yes, subject to blackout periods	Yes

David J. Greene and Company, LLC	Yes	Yes	Yes

Delphi Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Drake Capital Management, LLC	Yes	Yes, subject to blackout periods	Yes

Franklin Portfolio Associates, LLC	Yes	Yes, subject to blackout periods	Yes

Gartmore Global Partners	Yes	Yes, subject to blackout periods	Yes

Genesis Asset Managers, LLP	Yes	Yes, subject to blackout periods	Yes

Goldman Sachs Asset Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Gould Investment Partners LLC	Yes	Yes	Yes

Harding, Loevner Management, L.P.	Yes	Yes, subject to blackout periods	Yes

Heitman Real Estate Securities LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Institutional Capital LLC	Yes	No	Yes

INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Yes	Yes, subject to blackout periods	Yes

Jacobs Levy Equity Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Logan Circle Partners, L.P.	Yes	Yes, subject to blackout periods	Yes

Marsico Capital Management, LLC	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc.	No	Yes

Money Manager	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
MFS Institutional Advisors, Inc.	Yes	Yes, subject to blackout periods	Yes

Mondrian Investment Partners Ltd.	Yes	Yes, subject to blackout periods	Yes

Montag & Caldwell, Inc.	Yes	Yes, but not in securities on a restricted stock list	Yes

Pacific Investment Management Company LLC	Yes, but must use a registered broker for transactions in publicly traded securities	Yes, but not in securities with pending or possible client buy or sell orders	Yes

PanAgora Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes

Ranger Investment Management, L.P.	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc., and sell orders, all subject to approval by the CCO	Yes	Yes

RREEF America L.L.C.	Yes	Yes, subject to blackout periods	Yes

Russell Investment Management Company	Yes	Yes, subject to blackout periods	Yes

Schneider Capital Management Corporation	Yes	Yes, subject to blackout periods	Yes

STW Fixed Income Management Ltd.	Yes	Yes	Yes

Suffolk Capital Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or in securities of which 10% or more are held in portfolios managed by Suffolk	Yes

T. Rowe Price International, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Turner Investment Partners, Inc.	Yes	Yes, but not in securities in which the adviser has a long or short position and subject to blackout periods	Yes

Money Manager	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Tygh Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes

UBS Global Asset Management (Americas) Inc.	Yes	Yes, subject to blackout periods	Yes

Wellington Management Company, LLP	Yes	Yes, subject to blackout periods	Yes

PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, each Fund of Funds that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan. Although each of the LifePoints Retirement Distribution Funds offers only one class of shares, those Funds are subject to the Rule 18f-3 Plan as the Rule 18f-3 Plan sets forth the rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions of each such class.

DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Fund of Funds has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

In adopting the Distribution Plan for each Fund of Funds, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Fund of Funds and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Fund of Funds, the Distributor, as the Funds of Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Funds of Funds by enabling those Funds of Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Fund of Funds would have.

For each Fund of Funds, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

For each Fund of Funds, the Distribution Plan provides that each Fund of Funds may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A Shares for any activities or expenses primarily intended to result in the sale of Class A Shares of such Fund of Funds. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund of Funds or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Fund of Funds present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund of Funds are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Funds of Funds, the Distribution Plan does not provide for those Funds of Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Fund of Funds, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Fund of Funds or (ii) a 1940 Act Vote.

Under the Distribution Plan, the Funds of Funds may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries and with the Distributor to provide sales support services with respect to Fund of Funds Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.”

No Shares of the LifePoints Retirement Distribution Funds were issued during the fiscal years ending October 31, 2006, 2005 or 2004.

UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by RIMCo. The principal expense of the Underlying Funds is the annual advisory fee and annual administrative fee, each payable to RIMCo. The Underlying Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records payable to FRC; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

As of the date of this Statement, RIMCo has contractually agreed to waive and/or reimburse until February 28, 2008 all or a portion of its advisory and administrative fees with respect to certain Underlying Funds.

FUND OF FUNDS OPERATING EXPENSES. Each Fund of Funds is expected to have a low operating expense ratio although, as a shareholder of the Underlying Funds, each Fund of Funds indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. RIMCo, as transfer agent, has agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses and extraordinary expenses to the extent that the expenses of a Fund exceed its respective expense cap. The agreement to reimburse expenses extends through February 28, 2009 and may be renewed thereafter. If this arrangement is discontinued, Fund expenses may increase.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND OF FUNDS SHARES. As described in the Prospectuses, there are six different LifePoints Retirement Distribution Funds.

The Retirement Distribution Fund I—A Shares, Accelerated Distribution Fund I—A Shares, Extended Distribution Fund I—A Shares offer only one class of Shares, Class A Shares. The Retirement Distribution Fund I—S Shares, Accelerated Distribution Fund I—S Shares, and Extended Distribution Fund I—S Shares offer only one class of Shares, Class S Shares. The following describes certain fees, expenses and charges associated with Class A and Class S shares.

Class A Shares of the Funds of Funds

Class A shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.

The LifePoints Retirement Distribution Funds receive the entire net asset value of all Class A shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	–0–	–0–	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Fund of Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

The Fund of Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the LifePoints Retirement Distribution Funds as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A shares may also receive the distribution fee payable under the Funds of Funds’ distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

Sales Charge Waivers and Reductions

Please see the applicable LifePoints Retirement Distribution Funds’ prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Class S Shares of the Funds of Funds

Financial Intermediaries will receive no shareholder services or distribution fees for Class S shares.

Class S Shares of each Fund of Funds may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S Shares are held;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

(3)	clients of Financial Intermediaries who are members of Russell Investment Group;

(4)	Russell employee investment programs; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares.

The Funds of Funds generally do not have the ability to enforce these limitations on access to Class S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S Shares available to those categories of investors listed above that qualify for access to Class S Shares. However, the Funds of Funds will not knowingly sell Class S Shares to any investor not meeting one of the foregoing criteria.

Minimum Initial Investment Requirements.

There is currently no required minimum initial investment for Shares of the Funds of Funds. However, each Fund of Funds reserves the right to close any account whose balance falls below $1,000. Each Fund of Funds reserves the right to change the categories of investors eligible to purchase its Shares.

Uncashed Checks.

Please make sure you promptly cash checks issued to you by the Funds of Funds. If you do not cash a dividend, distribution, or redemption check, the Funds of Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds of Funds are sure that they have a valid address for you. After 180 days, the Funds of Funds will no longer honor the issued check and, after attempts to locate you, the Funds of Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF THE FUND OF FUNDS SHARES. The net asset value per share of each Class of Shares is calculated separately for each Fund of Funds on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday, except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of a Fund of Funds by dividing the current value of the Fund of Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund of Funds outstanding, and rounding to the nearest cent.

PRICING OF SECURITIES. The Class S Shares of the Underlying Funds held by each Fund of Funds are valued at their net asset value. The Emerging Markets, International Securities, Global Equity and Multistrategy Bond Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RIMCo to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund of Funds that invests in these Underlying Funds which hold portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund of Funds’ Shares may change on a day when you will not be able to purchase or redeem that Fund of Funds’ Shares. This is because the value of those Underlying Funds’ portfolio securities may change on weekends or other days when the Fund of Funds does not price its Shares.

PORTFOLIO TURNOVER RATES OF THE FUNDS OF FUNDS. The portfolio turnover rate for each Fund of Funds is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Funds of Funds during the year. The Funds of Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund of Funds’ Shares; (ii) change the percentages of each Fund of Funds’ assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund of Funds’ assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

No Shares of the LifePoints Retirement Distribution Funds were issued during the fiscal year ended October 31, 2006 or 2005.

PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by RIMCo or the money manager for the Underlying Funds’ cash reserves. The Underlying Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain multi-manager Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Underlying Fund (or for another series of RIC) decides to purchase the same security. In addition, when a money manager’s services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. Annual portfolio turnover rates for each of the Underlying Funds, other than the Money Market Fund, for the periods ended October 31, 2006 and 2005, respectively, were as follows: Diversified Equity Fund, 97% and 111%, Special Growth Fund, 155% and 154%, Quantitative Equity Fund, 105% and 108%, International Securities Fund, 77% and 79%, Short Duration Bond

Fund, 112% and 203%, Multistrategy Bond Fund, 262% and 197%, Real Estate Securities Fund, 49% and 64%, and Emerging Markets Fund, 69% and 72%. Since no shares of the Global Equity Fund were issued during the fiscal years ending October 31, 2006 and October 31, 2005 there are not turnover rates for that Underlying Fund.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS The Funds of Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund of Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of a Fund of Funds’ portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund of Funds and its adviser. Disclosure is permissible only when a Fund of Funds, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund of Funds complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds of Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund of Funds’ complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund of Funds top ten portfolio holdings as of the last day of each month will be available on the Fund of Funds’ website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds of Funds’ website a statement relating to such event which may include information regarding the Funds of Funds’ portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds of Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds of Funds for the purpose of facilitating management of the Funds of Funds portfolios and receipt of relevant research. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds of Funds or identify Fund of Funds position sizes. In addition, the Funds of Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds of Funds. Confluence Technologies, Inc. (“CTI”), GCOM2 Solutions, Inc., (“GSI”), and Institutional Shareholder Services Inc. (“ISS”) provide performance reporting services, tax filing services, and proxy voting and class action registration services to RIMCo, respectively. CTI and ISS receive daily portfolio holdings information in connection with their services to RIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time rating and ranking organizations such as Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Fund of Funds. In order to facilitate the review of the Funds of Funds by these rating agencies, the Funds of Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund of Funds shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds of Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund of Funds are in the best interests of such Fund of Funds shareholders. It is the responsibility of each business unit with access to portfolio holdings, including Investment Operations and Investment Management and Research, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund of Funds shareholders and the interests of the Funds of Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds of Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds of Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds of Funds’ Boards of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.

Disclosure of the Funds of Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds of Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Fund of Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds of Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds of Funds or Underlying Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

•

Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

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In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care; against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness; and for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

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In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions and corporate restructuring proposals; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of. If the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.

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Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

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In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Information on how the Funds of Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

A money manager, may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers.

The Underlying Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions for the Underlying Funds or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Underlying Funds effect certain transactions through BNY ConvergeEX Group—LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Underlying Funds, the Underlying Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Underlying Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Underlying Funds generating the trading activity and may also benefit other Underlying Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Dollar Committee, which consists principally of employees in research and investment management roles. The committee acts as an oversight body with respect to the purchases of research services acquired by RIMCo using soft dollars generated by funds managed by FRC affiliates, including the Underlying Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to research purchases.

LJR may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research needs have been met, as determined annually in the Soft Dollar Committee budgeting process.

LJR retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Underlying Funds. Trades through RIS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager for the Underlying Funds may independently effect transactions through RIS or a broker affiliated with the money manager or another money manager to obtain research services for its own use. Research services provided to a money manager are required by law to benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients.

BROKERAGE COMMISSIONS. For information regarding brokerage commissions paid by the Underlying Funds and the Underlying Funds’ holdings of securities issued by the top ten broker dealers used by those Funds, refer to the Statement of Additional Information for the Underlying Funds.

YIELD AND TOTAL RETURN QUOTATIONS. The Funds of Funds compute their average annual total return by using a standardized method of calculation required by the SEC, and report average annual total return for each class of Shares which they offer.

Calculation of Average Annual Total Return.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Fund of Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000;
	T	=	Average annual total return;
	[n]	=	Number of years; and
	ERV	=	Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund of Funds are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Calculation of Average Annual Total Return After Taxes on Distributions. Average annual total return after taxes on distributions is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund of Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ATVD

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation assumes that all dividends and distributions of each Fund of Funds, less any taxes due on such dividends and distributions, are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The taxable amount and the tax character of each distribution is as specified by a Fund of Funds on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period. The calculation assumes that the redemption has no tax consequences.

Calculation of Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares.

Average annual total return after taxes on distributions and sale of fund shares is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund of Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ATVDR

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemptions).
	[n]	=	number of years.
	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

The calculation assumes that all dividends and distributions of each Fund of Funds, less any taxes due on such dividends and distributions, are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The taxable amount and the tax character of each distribution is as specified by a Fund of Funds on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period.

The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends is tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends. It is not assumed that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. It is assumed that a shareholder has sufficient gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Yield Quotation. For information on the calculation of yields on certain of the Underlying Funds, see the Prospectuses and Statement of Additional Information for the Underlying Funds.

Each Fund of Funds may, from time to time, advertise non-standard performance, including average annual total return for periods other than 1, 5 or 10 years or since inception.

Each Fund of Funds may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE FUNDS OF FUNDS

Each Fund of Funds’ investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund of Funds’ shareholders. If a Fund of Funds’ investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may only be changed with the approval of a majority of each Fund of Funds’ shareholders. The vote of a majority of the outstanding voting securities of each Fund of Funds means the vote of the lesser of (a) 67% or more of the voting securities of the Fund of Funds present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund of Funds are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund of Funds. Other policies and restrictions may be changed by a Fund of Funds without shareholder approval. The Funds of Funds’ investment objectives are set forth in the respective Prospectus.

INVESTMENT RESTRICTIONS. Each Fund of Funds is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. The fundamental investment restrictions of the Underlying Funds are listed in the next section.

No Fund of Funds may:

1. Purchase securities if, as a result of such purchase, the Fund of Funds’ investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

Because of their investment objectives and policies, investments of the Fund of Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund of Funds’ investment policies set forth in the Fund of Funds’ Prospectus, each of the Funds of Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund of Funds will invest (other than the Real Estate Securities Fund and the Money Market Fund) will not purchase securities, if as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that each Fund of Funds may invest in the Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund of Funds may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund of Funds may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent a Fund of Funds may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund of Funds’ presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund of Funds from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 1, above, the statement that the Funds of Funds will be concentrated in the mutual fund industry means that the Funds of Funds will only invest in shares of other mutual funds. In accordance with each Fund of Funds’ investment program as set forth in the prospectus, a Fund of Funds may invest more than 25% of its assets in any one Underlying Fund.

Each Fund of Funds will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund of Funds rather than the Underlying Fund.

With regards to investment restriction 6, above, each Fund of Funds may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds of Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund of Funds as permitted by the 1940 Act.

The Funds of Funds do not invest in illiquid securities. The Funds of Funds do not invest in repurchase agreements.

Each Fund of Funds is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

•	No Fund of Funds may borrow money for purposes of leveraging or investment.

Under the 1940 Act, each Fund of Funds is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund of Funds must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Funds of Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

INVESTMENT RESTRICTIONS AND POLICIES OF THE UNDERLYING FUNDS

INVESTMENT RESTRICTIONS. Each Underlying Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the Underlying Fund(s).

No Underlying Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of these investment restrictions, the Tax Exempt Bond and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Real Estate Securities Fund concentrates its investments in real estate securities. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Underlying Fund as permitted by the 1940 Act.

Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

No Underlying Fund may borrow money for purposes of leveraging or investment.

Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Underlying Funds will not purchase additional securities while outstanding borrowings exceed 5% of total assets.

An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Underlying Fund’s best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives.

The investment objective and principal investment strategy for each of the Underlying Funds is provided in their Prospectuses. The following table illustrates the principal and non-principal investments in which the Funds of Funds and Underlying Funds invest. The Funds of Funds and Underlying Funds use investment techniques commonly used by other mutual funds.

Fund	Principal Investments	Non-Principal Investments
Retirement Distribution Fund I – A Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

Accelerated Distribution Fund I – A Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

Extended Distribution Fund I – A Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

Retirement Distribution Fund I – S Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

Accelerated Distribution Fund I – S Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

Fund	Principal Investments	Non-Principal Investments
Extended Distribution Fund I – S Shares	Underlying Funds	Derivatives -index and currency futures and options US Government Securities

Underlying Fund	Principal Investments	Non-Principal Investments
Diversified Equity Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Special Growth Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs

Quantitative Equity Fund	Common Stocks and Common Stock Equivalents Short Sales American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

International Securities Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Derivatives to expose cash reserves to markets and to manage country and currency exposure as a substitute for holding physical securities or to facilitate the implementation of its investment strategy

Global Equity Fund	Common Stocks and Common Stock Equivalents Preferred Stocks Foreign Securities Emerging Market Securities	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives, including forward currency contracts for hedging and/or speculative purposes Depositary Receipts

Short Duration Bond Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

U.S. Government Securities

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Derivatives

Emerging Markets Debt Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities Municipal Obligations

Underlying Fund	Principal Investments	Non-Principal Investments
Multistrategy Bond Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

U.S. Government Securities

Foreign Securities

Derivatives

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Emerging Markets Debt Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities

Real Estate Securities Fund	Common Stocks and Common Stock Equivalents, including REITs Foreign Securities	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets Depositary Receipts

Emerging Markets Fund

Common Stocks and Common Stock Equivalents

Depositary Receipts

Preferred Stocks

Investment Company Securities (including Pooled Investment Vehicles, Local Access Products and ETFs)

Foreign Securities (specifically emerging market securities)

Cash Reserves

When issued and forward commitment securities

Warrants

Options

Convertible debt securities

Lending Portfolio Securities

Illiquid Securities

Derivatives to expose cash reserves to markets and to manage country and currency exposure as a substitute for holding physical securities or to facilitate the implementation of its investment strategy

Money Market Fund

US Government Securities

Investment Company Securities

Commercial Paper

Bank Instruments

Variable and Floating Rate Securities

Asset-Backed Commercial Paper

Funding Agreements

Illiquid Securities (other than Funding Agreements)

Corporate Debt

Municipal Obligations Repurchase Agreements When issued and forward commitment securities Credit and Liquidity Enhancements Variable Amount Master Demand Notes

The following discussion describes certain investment strategies which the Funds of Funds may pursue and certain types of securities in which the Underlying Funds may invest in the foregoing table.

The Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Real Estate Securities and Emerging Markets Funds, are referred to collectively as the “Underlying Equity Funds.”

The Multistrategy Bond and Short Duration Bond Funds are referred to collectively as the “Underlying Fixed Income Funds.”

General Investment Strategies and Portfolio Instruments

Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds intend to be fully invested at all times. To do so, RIMCo or a money manager invests the Underlying Funds’ (except the Money Market Fund’s) cash reserves in short term instruments, including certain RIC money market funds. In addition to investing in such short term investments, as described below, an Underlying Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities, fixed income securities and/or derivatives. This is intended to cause the Underlying Fund to perform as though its cash reserves were actually invested in those markets.

Each Underlying Fund (except the Money Market Fund) that invests its cash reserves in RIC’s Money Market Fund does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Underlying Fund’s total assets. Those money market funds seek to maximize current income to the extent consistent with the preservation of capital and liquidity by investing solely in short-term money market instruments. The Underlying Funds will invest cash reserves in RIC’s Money Market Fund only so long as it does not adversely affect the portfolio management and operations of the Money Market Fund and RIC’s other Funds. The Money Market Fund, and the Underlying Funds investing in the Money Market Fund, treat such investments as the purchase and redemption of the Money Market Fund’s Shares. Any Underlying Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in RIC’s Master Trust Agreement, including voting rights. However, Shares of a Money Market Fund issued to the other Funds will be voted by the Trustees in the same proportion as the Shares of the money market fund that are held by shareholders that are not Underlying Funds. In addition to the advisory and administrative fees payable by the Underlying Funds to RIMCo, each Underlying Fund that invests its cash reserves in RIC’s Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in the Money Market Fund is 0.10% (net of fee waivers and reimbursements). The SEC exemptive order requires that the Underlying Funds’ Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Hedging Strategies. Financial futures contracts may be used by the Underlying Funds during or in anticipation of adverse market events such as, in the case of the Underlying Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in an Underlying Fund's portfolio may decline, but the futures contract value may decrease, partly offsetting the loss in value of the fixed–income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund's hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Lending Portfolio Securities. RIC is a party to a Securities Lending Agency Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which an Underlying Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.

Each Underlying Fund retains most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon.

If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Underlying Funds invest cash collateral received in high–quality short–term debt instruments, short–term bank collective investment vehicles and money market mutual funds (including money market funds advised by RIMCo for which RIMCo receives a 0.10% advisory and administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Underlying Funds. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Underlying Fund and the lending agent in accordance with the Securities Lending Agency Agreement.

An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower.

No Underlying Fund may lend portfolio securities in an amount that exceeds 33 1/3% of total fund assets.

Money Market Instruments. The Money Market Fund expects to maintain, but does guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund Shares at "amortized cost." The Money Market Fund will maintain a dollar–weighted average maturity of 90 days or less. This Underlying Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which the Fund's interest in a security is subject to market action. The Money Market Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases, and were designed to ensure compliance by the Fund with the requirements of Rule 2a–7 of the 1940 Act. For additional information concerning this Underlying Fund, refer to the Prospectus.

Select Holdings. As described in the Prospectuses, RIMCo may employ a “select holdings” strategy for a portion of certain Underlying Equity Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of an Underlying Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for an Underlying Fund. The strategy is designed to increase an Underlying Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

Illiquid and Restricted Securities. No more than 15% of an Underlying Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of Trustees of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Interfund Lending. The Funds of Funds and Underlying Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds of Funds and Underlying Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the RIC Money Market Fund. The Funds of Funds and Underlying Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings will be limited to the time required to receive payment for securities sold, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in reduced returns and/or additional borrowing costs.

Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETF’s”. The Underlying Funds, other than the Money Market Fund, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETF’s. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Funds will gain or lose value depending on the performance of the index. ETF’s have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Underlying Funds is subject to a duplicate level of fees if an Underlying Fund invests in ETF’s.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETF’s are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Underlying Funds intend to invest only in ETF’s that track equity market indices. The portfolios held by these ETF’s are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETF’s tend to closely track the actual net asset value of the underlying portfolios. If available, the Underlying Funds may invest in ETF’s that are based on fixed income indices, or that are actively managed. Actively managed ETF’s will likely not have the transparency of index based ETF’s, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Short Sales. The Quantitative Equity Fund may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).

Foreign Securities

Investment In Foreign Securities. The Underlying Funds, other than the Money Market Fund, may invest in foreign securities traded on U.S. or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

Investment In Emerging Markets. The Underlying Funds, other than the Money Market Fund, may invest in emerging markets stocks. The Underlying Fixed Income Funds many invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying Funds. Emerging markets consist of countries determined by the money managers of an Underlying Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most countries located in Western Europe. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi–government agencies" and debt securities denominated in multinational currency units of an issuer.

Local Access Products. The Emerging Markets Fund may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The International Securities Fund may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.

Equity Securities

Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stocks usually carry the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P") or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants. The Underlying Funds may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Real Estate Investment Trusts or “REITs”. The Underlying Equity Funds may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. An Underlying Fund’s investment in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund's investments in REITs is also subject to heavy cash flow dependency, or tenant defaults, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.

Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and European Depositary Receipts ("EDRs"), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund's investment policies, the Underlying Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs.

Debt Instruments and Money Market Instruments

To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Funds of Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed–rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis.

The Funds of Funds and the Fixed Income Underlying Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Funds of Funds, the Underlying Fixed Income Funds and the Money Market Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The Funds of Funds, the Underlying Fixed Income Funds and the Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund of Funds or Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund of Fund or Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund of Fund or Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund of Fund or Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund of Fund’s or Underlying Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund of Fund or Underlying Fund. Subject to the overall limitations described in

“Illiquid Securities”, a Fund of Fund or an Underlying Fund will not invest more than 15% (10%, in the case of the Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund of Fund or Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund of Fund or the Underlying Fund not within its control and therefore the realization by the Fund of Fund or Underlying Fund on such collateral may be automatically stayed. It is possible that the Fund of Fund or Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Underlying Fixed Income Funds and the Money Market Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Underlying Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security”s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund's records while a reverse repurchase agreement is in effect.

Corporate Securities. The Underlying Fixed Income Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.

Zero Coupon Securities. The Underlying Fixed Income Funds and the Money Market Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage-Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset - backed securities the Underlying Fixed Income Funds and the Money Market Fund may invest in include the securities described below:

Mortgage Pass-Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Risk Factors. Prepayment of principal on mortgage or asset–backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed–income securities, the value of mortgage–related securities is affected by fluctuations in interest rates.

Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As an Underlying Fund may be required to rely upon another lending institution to collect and pass onto the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Underlying Fund.

In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.

Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.–dollar) and are actively traded on the over–the–counter market.

Bank Instruments. The Underlying Fixed Income Funds and the Money Market Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits ("ETDs") and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Indexed Commercial Paper. The Underlying Fixed Income Funds may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

High Risk Bonds. The Underlying Fixed Income Funds may invest their assets in securities rated BBB– or higher by S&P, Baa3 or higher by Moody’s or BBB or higher by Fitch, or in unrated securities judged by the money managers to be of higher credit quality than those designations. Securities rated BBB– by S&P, Baa3 by

Moody’s or BBB by Fitch are the lowest ratings which are considered “investment grade,” although Moody's considers securities rated Baa3, S&P considers bonds rated BBB– and Fitch considers bonds rated BBB, to have some speculative characteristics. The Underlying Fixed Income Funds may be required by their prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.

Risks Associated with High Risk Bonds

These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit an Underlying Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB– by S&P,Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody's Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities.

The money managers of the Underlying Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Municipal Debt Instruments

Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the Money Market Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications –– General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. The Underlying Fixed Income Funds and the Money Market Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs. Municipal notes include:

Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes – issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes – long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds.

Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds, including the participation certificates.

A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Underlying Fund. The Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Underlying Fund's participation interest in the security plus accrued interest. The Underlying Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund.

Demand Notes. The Underlying Fixed Income Funds may purchase obligations with the right to a “put” or “stand–by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Money Market Funds may also invest in demand notes, which are obligations with the right to a “put.” A “put” obligates the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.

The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker–dealers that the Underlying Funds' money managers continually believe satisfy the Underlying Funds' credit quality requirements.

Risk Factors. The ability of the Underlying Funds to exercise the put or stand–by commitment may depend on the seller's ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Underlying Funds may, in the opinion of Underlying Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments—Municipal Notes—Tax Free Participation Certificates.”)

The Underlying Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days' notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Variable Amount Master Demand Notes. The Underlying Fixed Income Funds and the Money Market Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

Variable And Floating Rate Securities. The Underlying Fixed Income Funds and the Money Market Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Underlying Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Commercial Paper. The Underlying Fixed Income Funds and the Money Market Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Credit And Liquidity Enhancements. The Underlying Fixed Income Funds and the Money Market Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Underlying Funds that invest in these securities and may affect their share price.

Funding Agreements. The Underlying Fixed Income Funds and the Money Market Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Fund’s investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. The Funds of Funds may use derivatives such as index and currency futures and options as a substitute for holding physical securities or to facilitate the implementation of its investment strategy, but not for leverage purposes. Positions in these financial instruments, other than purchased options, expose a Fund of Funds or an Underlying Fund to an obligation to another party. The Funds of Funds and Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds of Funds and Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The Funds of Funds and Underlying Funds, other than the Money Market Fund, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund of Funds’ or an Underlying Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds of Funds and Underlying Funds may also use those instruments, provided that their use is consistent with the Funds of Funds’ or Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds of Funds and Underlying Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be for the purposes of hedging or effecting a Funds of Funds’ or an Underlying Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund of Funds’ and Underlying Fund’s net assets).

Options On Securities And Indexes. Each Fund of Funds and Underlying Fund, other than the Money Market Fund, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over–the–counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds of Funds and Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds of Funds’ and Underlying Funds’ ability to hold illiquid securities. The Funds of Funds and Underlying Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in the money” (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund of Funds’ or an Underlying Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over–the–counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as “cover” for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or Funds or an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund of Funds or Underlying Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund of Funds or an Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A–1 from S&P or P–1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by RIMCo or the money manager for the Fund of Funds or Underlying Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund of Funds or an Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund of Funds or Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund of Funds or an Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

A Fund of Funds or an Underlying Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund of Funds or Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund of Funds or Underlying Fund. For a call option on an index, the option is covered if the Fund of Funds or Underlying Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund of Funds or Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund of Funds or Underlying Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund of Funds or Underlying Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund of Funds or Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund of Funds or Underlying Fund in liquid segregated assets.

If an option written by a Fund of Funds or an Underlying Fund expires, the Fund of Funds or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund of Funds or an Underlying Fund expires unexercised, the Fund of Funds or Underlying Fund realizes a capital loss (long or short-term depending on whether the Fund of Funds or Underlying Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund of Funds or an Underlying Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund of Funds or an Underlying Fund may make a “closing sale transaction,” which involves liquidating the Fund of Funds’ or Underlying Fund's position by selling the option previously purchased. The Fund of Funds or Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund of Funds or Underlying Fund desires.

A Fund of Funds or an Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund of Funds or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund of Funds or Underlying Fund will realize a capital gain or, if it is less, the Fund of Funds or Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund of Funds or an Underlying Fund is an asset of the Fund of Funds or Underlying Fund. The premium received for an option written by a Fund of Funds or an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund of Funds or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund of Funds or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund of Funds or an Underlying Fund seeks to close out an option position. If a Fund of Funds or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund of Funds or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund of Funds or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund of Funds or an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

If trading were suspended in an option purchased by a Fund of Funds or an Underlying Fund, the Fund of Funds or Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund of Funds or Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund of Funds or Underlying Fund is covered by an option on the same index purchased by the Fund of Funds or Underlying Fund, movements in the index may result in a loss to the Fund of Funds or Underlying Fund; however, such losses may be mitigated by changes in the value of the Fund of Funds or Underlying Fund's securities during the period the option was outstanding.

Options On Foreign Currency. A Fund of Funds or an Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over–the–counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund of Funds or an Underlying Fund’s investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund of Funds or an Underlying Fund to reduce foreign currency risk using such options. Over–the–counter options differ from traded options in that they are two–party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange–traded options.

Futures Contracts And Options On Futures Contracts. A Fund of Funds or an Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over–the–counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC–40; FT–SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three–month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund of Funds or Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund of Funds or an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund of Funds or an Underlying Fund from liquidating an unfavorable position and the Fund of Funds or Underlying Fund would remain obligated to meet margin requirements until the position is closed.

A Fund of Funds or an Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund of Funds or an Underlying Fund will enter into a futures contract only if the contract is “covered” or if the Fund of Funds or Underlying Fund at all times maintains liquid segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund of Funds or an Underlying Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.

A Fund of Funds or an Underlying Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund of Funds’ or Underlying Fund's net assets.

Each Fund of Funds and Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a Fund of Funds’ or an Underlying Fund’s investment objective and strategies. For example, a Fund of Funds or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund of Funds’ or Underlying Fund's securities or the price of the securities which the Fund of Funds or Underlying Fund intends to purchase. Additionally, a Fund of Funds or an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund of Funds or an Underlying Fund, the Fund of Funds or Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund of Funds or Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund of Funds and Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund of Funds or an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund of Funds or Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund of Funds or an Underlying Fund, but is instead a settlement between the Fund of Funds or Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund of Funds or Underlying Fund will mark–to– market its open futures positions.

A Fund of Funds or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund of Funds or Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund of Funds or Underlying Fund realizes a capital gain, or if it is more, the Fund of Funds or Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund of Funds or Underlying Fund realizes a capital gain, or if it is less, the Fund of Funds or Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A Fund of Funds or an Underlying Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in–the–money,” would exceed 5% of the Fund of Funds’ or Underlying Fund's total assets. A call option is “in–the–money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in–the–money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund of Funds or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund of Funds or Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund of Funds or Underlying Fund.

When selling a futures contract, a Fund of Funds or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund of Funds or Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund of Funds or Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund of Funds or Underlying Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a Fund of Funds or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund of Funds or Underlying Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund of Funds or Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund of Funds or Underlying Fund.

When selling a put option on a futures contract, a Fund of Funds or an Underlying Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund of Funds or Underlying Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund of Funds or Underlying Fund.

The Fund of Funds and Underlying Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund of Funds or an Underlying Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund of Funds or an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See “Taxes.”

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund of Funds or an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund of Funds or an Underlying Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund of Funds or an Underlying Fund from liquidating an unfavorable position and the Fund of Funds or Underlying Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The Funds of Funds and Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds of Funds and Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Funds of Funds’ or Underlying Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund of Funds or an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund of Funds or Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds of Funds and Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds of Funds and Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds of Funds and Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds of Funds and Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Underlying Funds’ investment objectives and strategies. The Funds of Funds and Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen—at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund of Funds or an Underlying Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund of Funds’ or an Underlying Fund’s forward currency contracts are not used to achieve investment leverage, the Fund of Funds or Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund of Funds or Underlying Fund’s commitments with respect to these contracts. The Funds of Funds and Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds of Funds; or Underlying Funds’ portfolio securities are or are expected to be denominated. A Fund of Funds’ or an Underlying Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund of Funds or Underlying Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund of Funds or an Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds of Funds and Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Fund of Funds’ or Underlying Funds’ portfolios. If a Fund of Funds or an Underlying Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund of Funds’ or Underlying Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund of Funds’ or Underlying Fund's commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund of Funds or an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund of Funds or Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund of Funds or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund of Funds or Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund of Funds’ or Underlying Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund of Funds or Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund of Funds or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund of Funds or an Underlying Fund.

Upon maturity of a forward currency contract, the Funds of Funds and Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund of Funds or an Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds of Funds and Underlying Funds.

The cost to a Fund of Funds or an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund of Funds or an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund of Funds or an Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market–makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund of Funds’ or an Underlying Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund of Funds or an Underlying Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund of Funds or an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange–traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund of Funds or an Underlying Fund is engaged in that strategy.

A Fund of Funds or an Underlying Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund of Funds or an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund of Funds’ or an Underlying Fund's ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Swap Agreements. The Funds of Funds and Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds of Funds and Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund of Funds or an Underlying Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds of Funds and Underlying Funds may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds of Funds and Underlying Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds of Funds’ or Underlying Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds of Funds or Underlying Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds of Funds’ or Underlying Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds of Funds or Underlying Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds of Funds or Underlying Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund of Funds or an Underlying Fund would diminish compared to what it would have been if this investment technique were not used.

A Fund of Funds or an Underlying Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds of Funds or Underlying Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Fund of Funds’ or Underlying Funds’ risk of loss consists of the net amount of interest payments that the Funds of Funds or Underlying Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds of Funds and Underlying Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

Index Swap Agreements. The Funds of Funds and Underlying Funds, other than the Money Market Fund, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds of Funds or Underlying Funds or to effect investment transactions consistent with these Fund of Funds or Underlying Fund’s investment objective and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by the Funds of Funds and Underlying Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund of Funds’ or n Underlying Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund of Funds’ or an Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund of Funds or Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund of Funds or an Underlying Fund’s portfolio. No Fund of Funds or Underlying Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund of Funds’ or Underlying Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund of Funds or an Underlying Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Fund of Funds and Underlying Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund of Funds and Underlying Funds' repurchase agreement guidelines.

Forward Commitments. A Fund of Funds or an Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued”

transaction) so long as such transactions are consistent with the Fund of Funds’ or Underlying Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund of Funds or an Underlying Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund of Funds or Underlying Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund of Funds’ or Underlying Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Additionally, under certain circumstances, the International Securities and Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund of Funds or Underlying Fund is made prior to the Fund of Funds or Underlying Fund's receipt of cash payment therefore or the Fund of Funds’ or Underlying Fund's payment of cash for portfolio securities occurs prior to the Fund of Funds’ or Underlying Fund's receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund of Funds or an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund of Funds or an Underlying Fund has tendered cash payment or securities, as the case may be.

TAXES

Distributions of Net Investment Income. Each Fund of Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income will be taxable to you as ordinary income (other than certain qualified dividend income, described below), whether you receive them in cash or additional shares.

If you are an individual investor, a portion of the dividends received by you from certain Funds of Funds may be treated as “qualified dividend income” which is currently taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund of Funds distribution is treated as qualified dividend income to the extent that an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income to the Fund of Fund as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. The current favorable treatment of qualified dividend income is scheduled to expire after 2010.

Distributions of Capital Gain. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gains generally will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in a Fund. This is considered a return of a portion of a shareholder’s original investment. Distributions in excess of a Fund’s current and accumulated earnings and profits reduce a shareholder’s cost basis in his or her Fund Shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the future sale of Fund Shares. Any such distributions in excess of a shareholder’s cost basis in his or her Fund Shares will be treated as gain from the sale or exchange of those Shares.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds’ tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds’ tax basis is taxable to the Fund of Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund’s ordinary income distributions to a Fund of Funds and, in turn, to you.

Information on the Amount and Tax Character of Distributions. Each Fund of Funds will inform you of the amount and source of the dividends paid from the Fund at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund of Funds shares for a full year, a Fund of Funds may designate and distribute to you, as ordinary income or capital gain, an amount that may be greater than the actual amount of this type of income earned during the period of your investment in the Fund of Funds. Taxable distributions declared by a Fund of Funds in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund of Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund of Funds has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund of Funds generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund of Funds as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund of Funds would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund of Funds’ earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund of Funds to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund of Funds intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund of Funds Shares. Redemptions and exchanges of Fund of Funds shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund of Funds shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund of Funds on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund of Funds shares is disallowed to the extent that you buy other shares in the Fund of Funds (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Funds invests in U.S. government securities only indirectly by investing in an Underlying Fund.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds of Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund of Funds as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing and tax character of income distributed by an Underlying Fund to a Fund of Funds and, in turn, to you.

Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding and estate taxes, and are subject to special U.S. tax certification requirements.

Backup Withholding. By law, each Fund of Funds must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund of Funds also must withhold if the IRS instructs it to do so. When withholding is required, it is expected that the rate will 28% for for calendar years through 2010 and 30% thereafter.

The Funds of Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2006, the Funds of Funds had no capital loss carryforwards.

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund of Funds.

MONEY MANAGER INFORMATION FOR

THE UNDERLYING FUNDS

DIVERSIFIED EQUITY FUND

AllianceBernstein L.P., is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of December 31, 2006, AXA Financial, Inc. has a 63.2% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (32.4%) and AllianceBernstein Directors, Officers and employees (4.4%).

Arnhold and S. Bleichroeder Advisers, LLC is controlled by Arnhold and S. Bleichroeder Holdings, Inc., with no one individual owning more that 25% of the voting securities.

Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company.

Institutional Capital LLC is a wholly-owned subsidiary of New York Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.

Marsico Capital Management, LLC is a wholly-owned indirect subsidiary of Bank of America Corporation, a publicly traded corporation. It is expected that during the fourth quarter of 2007 Marsico Capital Management, LLC will no longer be a subsidiary of Bank of America Corporation and will then be controlled by Marsico Management Equity, LLC, which is controlled by Tom Marsico.

MFS Institutional Advisors, Inc. is a subsidiary of Massachusetts Financial Services Company and is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly traded company.

Montag & Caldwell, Inc. is an indirect wholly-owned subsidiary of ABN AMRO Holding N.V., which holds its interests in Montag & Caldwell, Inc. through ABN AMRO Bank N.V., ABN AMRO Asset Management Holding NV and ABN AMRO Asset Management Holdings, Inc. ABN AMRO Holding N.V. is itself an indirect subsidiary of The Royal Bank of Scotland Group plc, Fortis N.V. and Fortis SA/NV, and Banco Santander, S.A., which hold their interests in ABN AMRO Holding N.V through RFS Holdings B.V.

Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.

Suffolk Capital Management, LLC is a wholly-owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.

Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

QUANTITATIVE EQUITY FUND

Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson.

Franklin Portfolio Associates LLC is a Massachusetts limited liability company owned by Mellon Financial Corporation.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

SPECIAL GROWTH FUND

ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest.

David J. Greene and Company, LLC is a limited liability company controlled by Michael C. Greene and Alan I. Greene.

Delphi Management, Inc. is 100% owned by Scott Black.

Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.

Jacobs Levy Equity Management, Inc. See: Quantitative Equity Fund.

PanAgora Asset Management, Inc. is an indirect subsidiary of Putnam Investments Trust, a holding company. This holding company and its subsidiaries, including PanAgora Asset Management, Inc., are indirect subsidiaries of Great-West Lifeco, Inc. (“Great-West Life”), a public company. Great-West Life is controlled by Power Financial Corporation, a public company. Additionally, Nippon Life Insurance Company (“NLI”) holds a 20% voting interest in PanAgora Asset Management, Inc.

Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%.

Tygh Capital Management, Inc. is an employee-owned corporation controlled by its majority shareholders Richard J. Johnson and Jeff B. Curtis.

REAL ESTATE SECURITIES FUND

AEW Management and Advisors, L.P. is a limited partnership that is a wholly-owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. (“CDCAM NA”). CDCAM NA is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company (“CDCAM”). CDCAM is majority-owned by Eulia and indirectly owned, through Eulia by Caisse Nationale des Caisses D’Epargne and CNP Assurances, in a joint venture with Caisse des Depots et Consignations (“CDC”). CDC is wholly-owned by the French Government.

Cohen & Steers Capital Management, Inc. is owned 29.4% by Martin Cohen, 29.4% by Robert Steers and 41.2% by Cohen & Steers, Inc. a publicly traded company.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

GLOBAL EQUITY FUND

Altrinsic Global Advisors, LLC is an employee owned U.S. limited liability company and is controlled by John Hock.

ClariVest Asset Management LLC. See: Special Growth Fund.

Gartmore Global Partners is controlled by Hellman & Freidman, LLC, a private equity partnership, with no one individual controlling more than 25%.

T. Rowe Price International, Inc. (“T. Rowe Price”) is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and T. Rowe Price Associates.

INTERNATIONAL SECURITIES FUND

AllianceBernstein L.P. See: Diversified Equity Fund.

Altrinsic Global Advisors, LLC. See: Global Equity Fund.

AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman and Oktay Kurbanov.

Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson.

Marsico Capital Management, LLC. See: Diversified Equity Fund

MFS Institutional Advisors, Inc. See: Diversified Equity Fund.

Mondrian Investment Partners Limited is controlled by senior members of management.

UBS Global Asset Management (Americas), Inc. is a wholly-owned subsidiary of UBS, AG, a publicly traded company.

Wellington Management Company, LLP is a limited liability partnership with no one individual controlling more than 25%.

EMERGING MARKETS FUND

AllianceBernstein L.P. See: Diversified Equity Fund.

Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.

Genesis Asset Managers, LLP is 99.9% owned by Genesis Fund Managers, LLP. Genesis Fund Managers, LLP is 60% owned, through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis' managers owns the remaining 40% of Genesis Fund Managers, LLP with no individual manager beneficially owning greater than 10%.

Harding, Loevner Management, L.P., (“Harding Loevner”) is a limited partnership, and its sole general partner is HLM Holdings, Inc. (“Holdings”). Holdings owns substantially all of Harding Loevner. Holdings is 100% employee owned. Harding Loevner is controlled by David Loevner through his ownership stake in Holdings.

T. Rowe Price International, Inc. See: Global Equity Fund.

UBS Global Asset Management (Americas), Inc. See: International Securities Fund.

MULTISTRATEGY BOND FUND

Bear Stearns Asset Management Inc. is a publicly traded company.

Drake Capital Management, LLC is controlled by its parent company, Drake Partners, LLC d/b/a Drake Management, LLC. Drake Partners, LLC is controlled by Anthony Faillace and Steven Luttrell.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Logan Circle Partners, L.P. is 70% owned by its employees of which Jude Driscoll owns a controlling interest and 30% is owned by GPFT HOLDCO, LLC.

Pacific Investment Management Company LLC (“PIMCO”) a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America (L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

SHORT DURATION BOND FUND

Logan Circle Partners, L.P. See: Multistrategy Bond Fund.

Pacific Investment Management Company LLC. See: Multistrategy Bond Fund.

STW Fixed Income Management Ltd., a Bermuda company, is wholly owned by William H. Williams.

MONEY MARKET FUND

Russell Investment Management Company is wholly–owned by Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company.

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB- — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C — Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Bonds rated BB have less near-term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC — A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY’S:

Moody’s rating for state, municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG-1/VMIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG-2/VMIG 2 — This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG 3 — This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody’s:

Prime - 1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime - 3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR - Withdrawn

S&P:

A-1 - An obligor rated “A-1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 - An obligor rated “A-2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated “A-3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B - An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D - An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. - An issuer designated N.R. is not rated.

Fitch Investors Service, Inc.:

Short Term Credit Ratings

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Default. Denotes actual or imminent payment default.

Notes to Short-Term Ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot-term ratings other than “F-1.”

Long Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

FINANCIAL STATEMENTS

The 2006 annual financial statements of the Funds of Funds are not yet available because they are new Funds. The 2006 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual and Semi-Annual Reports to Shareholders. Copies of these Annual and Semi-Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.

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